UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APPLIED DIGITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DIGITAL CORPORATION

3811 Turtle Creek Blvd., Suite 2100

Dallas, Texas 75219

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 20, 2024

To the Stockholders of Applied Digital Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Digital Corporation (the “Company”) to be held on November 20, 2024, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/APLD2024. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect six director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025 (“Proposal 2”);

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement (“Proposal 3”);

●	To approve the Company’s 2024 Equity Compensation Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder (“Proposal 4”);

●	To approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5635, the potential issuance of shares of our common stock issuable upon conversion of our Series F Convertible Preferred Stock (“Proposal 5”);

●	To approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”, to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder (“Proposal 6”);

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 7”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.001 per share, of record at the close of business on September 27, 2024, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

Wes Cummins
Chief Executive Officer and Chairman of the Board of Directors

Dallas, TX

PROXY STATEMENT

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APPLIED DIGITAL CORPORATION

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Digital Corporation (collectively, “we,” “us,” “our” or the “Company”) to be held on November 20, 2024, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/APLD2024 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials.

Proxies for the Annual Meeting are being solicited by the Board of Directors of the Company (the “Board”). This Proxy Statement is first being made available to stockholders on or about    .

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on November 20, 2024.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended May 31, 2024, and proxy card are available on the Internet at www.proxyvote.com. Under the Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by sending you this full set of proxy materials .

About the Meeting

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect six director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025 (“Proposal 2”);

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this Proxy Statement (“Proposal 3”);

●	To approve the Company’s 2024 Equity Compensation Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder (“Proposal 4”);

●	To approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5635, the potential issuance of shares of our common stock issuable upon conversion of our Series F Convertible Preferred Stock (“Proposal 5”);

●	To approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder (“Proposal 6”);

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 7”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

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What are the Board’s recommendations?

Our Board believes that the (i) election of the director nominees identified herein, (ii) ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2025, (iii) compensation of our named executive officers for the fiscal year ended May 31, 2024, as described in this Proxy Statement, (iv) approval of the Company’s 2024 Equity Compensation Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder, (v) approval of, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our common stock issuable upon conversion of our Series F Preferred Stock, (vi) approval of an amendment to the Articles to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder and (vii) approval to adjourn the Annual Meeting to a later date or dates, in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR each of the foregoing proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, September 27, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on each proposal. As of the Record Date, we had 214,511,446 shares of common stock outstanding.

Who can attend the meeting?

All stockholders of record at the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

Attendance at the Annual Meeting shall be solely via the Internet at www.virtualshareholdermeeting.com/APLD2024 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m., Eastern Time on November 20, 2024. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about October 11, 2024. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/APLD2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

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What constitutes a quorum?

The presence at the meeting, in person or by proxy, of a majority in voting power of the then outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

Abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the proxy card that accompanied the proxy materials. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 19, 2024.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing the telephone number shown on your proxy card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 19, 2024.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on November 19, 2024.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/APLD2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above. Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	With respect to Proposal 1, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of this proposal.

●	With respect to Proposal 2, the ratification of the independent registered public accounting firm, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 2. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

●	With respect to Proposal 3, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 3. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

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●	With respect to Proposal 4, the approval of the Company’s 2024 Equity Compensation Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 4. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

●	With respect to Proposal 5, the approval, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the potential issuance of shares of our common stock issuable upon conversion of our Series F Preferred Stock, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 5. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

●	With respect to Proposal 6, the approval of an amendment to the Articles to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder, a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 6. As a result, abstentions and broker non-votes (see below), if any, will have the effect of a vote “AGAINST” Proposal 6 if such proposal is deemed “non-routine” as described below. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

●	With respect to Proposal 7, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 7. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	With respect to any other matter that may properly come before the Annual Meeting, a majority of the total votes cast by holders of our common stock, whether in person or represented by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received voting instructions with respect to such matter from the beneficial owner.

Proposal 1, the election of directors, Proposal 3, the advisory vote on executive compensation, Proposal 4, the approval of the Company’s 2024 Equity Compensation Plan and Proposal 5, the approval, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the potential issuance of shares of our common stock issuable upon conversion of our Series F Preferred Stock, are generally not or may not be considered to be “routine” matters by the New York Stock Exchange and banks or brokers are not or may not be permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 3, 4, and 5. Under the applicable rules governing such brokers, we believe Proposal 2, to ratify the appointment of Marcum LLP as our independent registered public accounting firm, Proposal 6, the approval of an amendment to our Articles to increase the number of shares of common stock and preferred stock authorized for issuance thereunder, and Proposal 7, to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any of the foregoing proposals, are likely to be considered “routine” items. Therefore, a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. In the event that we need to adjourn the Annual Meeting to solicit additional votes, we may at that time retain a proxy solicitor at an additional cost to us. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board, upon recommendation of our Nominating and Corporate Governance Committee, has nominated Wes Cummins, Ella Benson, Chuck Hastings, Rachel Lee, Douglas Miller and Richard Nottenburg for election as directors of the Board.

Our Third Amended and Restated Bylaws (“Bylaws”) permit the Board to set the size of the Board, having at least one (1) or more members. Our Board currently consists of seven directors, six of whom are being nominated for reelection at this Annual Meeting.

Each of our current directors serves until the next annual meeting of our stockholders or the earlier death, resignation or removal of such director. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualified or until there is a decrease in the number of directors.

Our Bylaws provide that directors will be elected by a plurality of the votes cast. Thus, when the number of director nominees equals the number of directorships on the Board, each nominee needs at least one affirmative vote to be elected to the Board.

As discussed below, we believe that each of our director nominees possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees were nominated because each is of high ethical character, is highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Each director nominee’s principal occupation and other pertinent information about such director’s particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appears on the following pages. There are no family relationships between any of our directors or executive officers.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the Annual Meeting:

Name	Age	Position(s) Held With Applied Digital Corporation	Period of Service
Wes Cummins	46	Chief Executive Officer and Chairman of the Board	Director from February 2007 to December 2020 and March 2021 to Present, sole officer from March 2012 to December 2020 and CEO, Secretary and Treasurer from March 2021 to Present
Ella Benson	39	Director	May 2024 to Present
Chuck Hastings	46	Director	April 2021 to Present
Rachel Lee	40	Director	February 2024 to Present
Douglas Miller	67	Director	April 2021 to Present
Richard Nottenburg	70	Director	June 2021 to Present

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Wes Cummins

Mr. Cummins has served as a member of our Board from 2007 until 2020 and from March 11, 2021 through present. During that time Mr. Cummins also served in various executive officer positions and he is currently serving as our chairman of the Board and Chief Executive Officer. Mr. Cummins is also the founder and CEO of 272 Capital LP, a registered investment advisor, which he sold to B. Riley Financial, Inc. (NASDAQ: RILY) in August 2021. Following the sale, Mr., Cummins served as President of B. Riley Asset Management until February 2024. Mr. Cummins has been a technology investor for over 20 years and held various positions in capital markets including positions at investment banks and hedge funds. Prior to founding 272 Capital and starting our operating business, Mr. Cummins was an analyst with Nokomis Capital, L.L.C., an investment advisory firm, a position he held from October 2012 until February 2020. Mr. Cummins also served as president of B. Riley & Co., from 2002 to 2011. Mr. Cummins also serves as a member of the board of Sequans Communications S.A. (NYSE: SQNS), a fabless designer, developer and supplier of cellular semiconductor solutions for massive, broadband and critical Internet of Things (IoT) markets. Mr. Cummins served on the board of Telenav (NASDAQ: TNAV) from August 2016 until February 2021. Mr. Cummins also served on the board of Vishay Precision Group, Inc. (NYSE: VPG) from July 2017 to June 2024. He holds a BSBA from Washington University in St. Louis where he majored in finance and accounting. We believe Mr. Cummins is qualified to serve on our Board because of his business and leadership experience, as well as a result of having served as a director since starting our operating business.

Ella Benson

Ms. Benson brings over a decade of experience in financial services and is a Director at Oasis Management Co., Ltd. (“Oasis”). She has substantial experience working with public companies undergoing strategic transitions. Ms. Benson served on the board of directors of Stratus Properties (NASDAQ: STRS) from 2017 to 2020. Prior to joining Oasis in 2013, Ms. Benson was an analyst at GAM, an independent asset management firm, from 2009 to 2013. Ms. Benson holds a Bachelor of Business Administration in Finance from the McCombs School of Business at the University of Texas at Austin. Since May 2024, Ms. Benson has served as a member of the Company’s Board where she is also the Chairperson of the Nominating and Corporate Governance Committee. We believe Ms. Benson is qualified to serve on our Board because of her substantial experience working with public companies undergoing strategic transitions.

Chuck Hastings

Mr. Hastings currently serves as Chief Executive Officer of B. Riley Wealth Management. Mr. Hastings joined B. Riley Financial in 2013 as a portfolio manager and became Director of Strategic Initiatives at B. Riley Wealth Management in 2018 and President in 2019. Prior to joining B. Riley, Mr. Hastings served as Portfolio Manager at Tri Cap LLC and was Head Trader at GPS Partners, a Los Angeles-based hedge fund, where he managed all aspects of trading and process including price and liquidity discovery and trade execution from 2005 to 2009. While at GPS Partners, Mr. Hastings was instrumental in growing the fund with the founding partners from a small start-up to one of the largest funds on the West Coast. Earlier in his career, Mr. Hastings served as a convertible bond trader at Morgan Stanley in New York. Mr. Hastings also serves as a Board member for IQvestment Holdings. Mr. Hastings holds a B.A. in political science from Princeton University. We believe Mr. Hastings is qualified to serve on our Board because he is a recognized leader in the financial industry with more than two decades of global financial and business expertise.

Rachel Lee

Ms. Lee brings 17 years of finance and investment experience and 10 years of board experience at growth companies, including publicly traded entities. Most recently, Ms. Lee served as a Partner and the Head of the Consumer Private Equity practice at Ares Management Corporation (NYSE: ARES) and spent almost 15 years at the firm. In her role as the Head of Consumer Private Equity, she led all aspects of deal activity from origination to monetization including due diligence, debt capital raises, tack-on acquisitions, legal negotiations, and exits via initial public offerings. Before joining Ares in 2008, Ms. Lee was in the investment banking division at J.P. Morgan, where she participated in the execution of a variety of transactions, including leveraged buyouts, mergers and acquisitions, and debt and equity financings across various industries. Ms. Lee also serves on the boards of Bank of Hope (NASDAQ: HOPE) and Legacy Franchise Concepts and previously served on the boards of Cooper’s Hawk Winery and Restaurants and Floor and Decor Holdings (NYSE: FND), among others. She holds a B.S. in Corporate Finance and a B.S. in Accounting from the University of Southern California. We believe Ms. Lee is qualified to serve on our Board because of her finance and investment experience and 10 years of board experience at growth companies, including publicly traded entities.

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Douglas Miller

Mr. Miller has served as a member of the board of directors of three public companies over the past nine years: Telenav, Inc. (NASDAQ: TNAV) from July 2015 to February 2021, CareDx, Inc. (NASDAQ: CDNA) from July 2016 to May 2017, and Procera Networks, Inc. (NASDAQ: PKT) from May 2013 to June 2015. He has chaired the Audit Committee for each of these companies, and has also served as a Lead Independent Director and as chair or committee member on Compensation, Nominating and Corporate Governance and Special committees. Prior to his roles as board member, Mr. Miller served as senior vice president, chief financial officer and treasurer of Telenav, Inc. a wireless application developer specializing in personalized navigation services, from 2006 to 2012. From 2005 to 2006, Mr. Miller served as vice president and chief financial officer of Longboard, Inc., a privately held provider of telecommunications software. Prior to that, from 1998 to 2005, Mr. Miller held various management positions, including senior vice president of finance and chief financial officer, at Synplicity, Inc., a publicly traded electronic design automation company. Mr. Miller also served as chief financial officer of 3DLabs, Inc., a publicly held graphics semiconductor company, and as an audit partner at Ernst & Young LLP, a professional services organization. Mr. Miller is a certified public accountant (inactive). He holds a B.S.C. in Accounting from Santa Clara University. We believe Mr. Miller is qualified to serve on our Board because of his board experience at publicly traded companies and his finance and accounting experience.

Richard Nottenburg

Dr. Nottenburg is Executive Chairman of NxBeam Inc., which designs and builds leading proprietary mmWave ICs and radio products to power the next generation of satellite and terrestrial communication networks. Dr. Nottenburg is on the board of directors of Cognyte Software Ltd., (NASDAQ: CGNT),a global leader in security analytics software and Verint Systems Inc. (NASDAQ: VRNT), a customer engagement company. He serves as chairman of the compensation committee of both companies. He is also a member of the board of Sequans Communications S.A. (NYSE: SQNS), a leading developer and provider of 5G and 4G chips and modules for massive, broadband and critical IoT applications where he serves on both the audit and compensation committees. Previously, Dr. Nottenburg served as President and Chief Executive Officer and a member of the board of directors of Sonus Networks, Inc. from 2008 through 2010. From 2004 until 2008, Dr. Nottenburg was an officer with Motorola, Inc., ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer. Dr. Nottenburg holds a BSEE from New York University – Polytechnic School of Engineering, a master degree in electrical engineering from Colorado State University, and a PhD in electrical engineering from Ecole Polytechnique Fédérale de Lausanne. We believe Dr. Nottenburg is qualified to serve on our Board because of his industry expertise and board experience at publicly traded companies.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes, if any, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines on December 10, 2021, which pertain to our Board’s role within the Company and its composition, Board meetings, Board committees, performance evaluation of directors and officers, and Company-wide communication. Specific guidelines include the following:

●	A majority of the directors on the Board should be “independent directors” consistent with definitional guidance provided by the Nasdaq Listing Rules;
●	The Board has three committees as mandated by the Nasdaq Listing Rules—an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee;
●	Each member of the Audit, Compensation and/or Nominating and Corporate Governance Committees shall be “independent” under the Nasdaq Listing Rules and shall be otherwise qualified for membership in accordance with the relevant committee’s charter;
●	The Board selects director nominees to stand for election and re-election by the Company’s stockholders and may also fill Board vacancies and newly created directorships upon recommendations from the Nominating and Corporate Governance Committee;
●	The Board evaluates each candidate in the context of Board composition as a whole, and seeks to align Board composition with the Company’s strategic needs while considering relevant industry and business experience, leadership and director experience, and diversity;
●	The roles of the Chair and Chief Executive Officer may be held by separate individuals or may be held by the same individual, and if the serving Chair does not qualify as independent, the independent directors shall select from among themselves a Lead Independent Director;
●	Each director must obtain Board approval prior to taking on any significant additional commitment, including, but not limited to, service on the board of directors of another for-profit company;
●	All directors may only serve on three other public company boards (four public company boards in total);
●	A director who experiences a significant change in his or her principal business, professional position, employment or responsibility shall offer his or her resignation from the Board;
●	Each director is expected to disclose any existing or proposed relationships or transactions that involve or could give rise to a conflict of interest, and shall accordingly recuse himself or herself from Board discussions if requested to do so;
●	Directors have an affirmative duty to protect and hold confidential all non-public information (whether or not material to the Company) entrusted to or obtained by a director by reason of his or her position as a director of the Company;
●	Four Board meetings are calendared in advance for each year, with additional regular or special meetings held as circumstances warrant as determined by the Chair in consultation with the Lead Independent Director (if any), the Chief Executive Officer and, as appropriate, the members of the Board;
●	Directors who attend fewer than 75% of regular and special meetings combined will be contacted by the Chair (or Lead Independent Director, if any) to discuss the circumstances and whether continued Board service is appropriate;
●	Each regular meeting of the Board shall include an executive session at which no employee directors or other employees are present, presided over by the Chair; if an independent director, or, in the absence of an independent Chair, the Lead Independent Director;
●	The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee;
●	The Compensation Committee determines the criteria by which the Chief Executive Officer is evaluated and conducts a review, at least annually, of the performance of the Chief Executive Officer;
●	The Nominating and Corporate Governance Committee reports to the Board periodically on executive officer succession planning and leadership development processes;
●	As a general matter, the Chief Executive Officer (and senior executives to whom the Chief Executive Officer further delegates) has authority to speak for the Company on most matters related to Company performance, operations and strategy; and
●	Stockholders shall have reasonable access to directors at annual meetings of stockholders and an opportunity to communicate directly with directors on appropriate matters.

Certain of these guidelines are discussed in greater detail below.

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Board Leadership Structure

Subject to the Corporate Governance Guidelines as described above, the Board has not adopted a formal policy regarding the need to separate or combine the offices of Chair of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, Wesley Cummins serves as the Company’s Chief Executive Officer and Chair of the Board.

In order to facilitate and strengthen the Board’s independent oversight of the Company’s performance, strategy and succession planning and to uphold effective governance standards, the Board has established the role of a Lead Independent Director. Our current Chair, Mr. Cummins, is not “independent” under the Nasdaq Listing Standards. Our Lead Independent Director provides leadership to the Board if circumstances arise in which the role of chief executive officer and chairperson of our Board may be, or may be perceived to be, in conflict, and perform such additional duties as our Board may otherwise determine and delegate. Mr. Miller currently serves as the Company’s Lead Independent Director.

The Lead Independent Director’s duties include:

●	chairing Board meetings in the absence of the Chair;
●	convening and leading executive sessions of the Board (and may exclude any non-independent director and/or the Chief Executive Officer from such sessions);
●	serving as a liaison between the Chair and the independent directors;
●	being available for consultation and direct communication with major stockholders as directed by the Board; and
●	performing such other duties and responsibilities as requested by the Board.

Board of Directors Composition

Each year, our Nominating and Corporate Governance Committee will review, with the Board, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates, our Nominating and Corporate Governance Committee will consider factors including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments, and diversity. While we have no formal policy regarding board diversity for our Board as a whole nor for each individual member, the Nominating and Corporate Governance Committee does consider such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

In August 2021, the Securities and Exchange Commission (the “SEC”) approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq Listing Rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules require that smaller reporting companies have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self identifies as either female, an under-represented minority or LGBTQ+. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq Listing Rules.

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As of October 10, 2024, the composition of our Board was as follows.

Board Diversity Matrix (As of October 10, 2024)

Total Number of Directors: 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Board of Director Meetings

Our Board met thirty-five (35) times in fiscal 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All members of the Board attended our 2023 annual meeting of stockholders.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of the Audit Committee and Compensation Committee be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has reviewed its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Ms. Benson, Mr. Hastings, Ms. Lee, Mr. Miller and Dr. Nottenburg do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

Our Board has appointed Mr. Miller as our lead independent director. Our lead independent director is expected to provide leadership to our Board if circumstances arise in which the role of chief executive officer and chairperson of our Board may be, or may be perceived to be, in conflict, and perform such additional duties as our Board may otherwise determine and delegate.

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Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a written charter approved by our Board that satisfies the applicable rules of the SEC and Nasdaq Listing Rules Copies of each committee’s charter are posted in the Investors section of our website. Membership in each committee is shown in the following table.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ella Benson			▲
Wes Cummins
Chuck Hastings	●		●
Rachel Lee		●	●
Douglas Miller	▲	●
Richard Nottenburg	●	▲	●

▲ Chair ● Member

Audit Committee

Our Audit Committee is comprised of Mr. Miller, Mr. Hastings and Dr. Nottenburg. Mr. Miller is the chairperson of our Audit Committee. Each Audit Committee member meets the requirements for independence under the current Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. Mr. Miller qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board. Each member of our Audit Committee is financially literate. Our Audit Committee is directly responsible for, among other things:

●	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
●	ensuring the independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
●	considering the adequacy of our internal controls and internal audit function;
●	inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks;
●	reviewing and overseeing our policies related to compliance risks;
●	reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates pursuant to a charter that is available in the Investors section of our website: www.applieddigital.com. Our Audit Committee met twenty-three (23) times in fiscal 2024.

Compensation Committee

Our Compensation Committee is comprised of Dr. Nottenburg, Ms. Lee, and Mr. Miller. Dr. Nottenburg is the chairperson of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Listing Rules. Each member of this committee is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving, or recommending that our Board approve, the compensation and the terms of any compensatory agreements of our executive officers;

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●	reviewing and recommending to our Board the compensation of our directors;
●	administering our stock and equity incentive plans;
●	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and
●	establishing our overall compensation philosophy.

Our Compensation Committee operates pursuant to a charter that is available on the Investors section of our website: www.applieddigital.com. Our Compensation Committee met ten (10) times in fiscal 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Ms. Benson, Ms. Lee, Dr. Nottenburg, and Mr. Hastings. Ms. Benson is the chairperson of our Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying and recommending candidates for membership on our Board;
●	recommending directors to serve on board committees;
●	reviewing and recommending our corporate governance guidelines and policies;
●	reviewing succession plans for senior management positions, including the chief executive officer;
●	reviewing proposed waivers of the code of business conduct and ethics for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);
●	evaluating, and overseeing the process of evaluating, the performance of our Board and individual directors; and
●	advising our Board on corporate governance matters.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on the Investors section of our website: www.applieddigital.com. Our Nominating and Corporate Governance Committee met five (5) times in fiscal 2024.

Board and Committee Self-Evaluation and Refreshment

Our Board conducts annual self-evaluations to assess the effectiveness of the Board and its Committees. These annual self-evaluations are overseen by the Nominating and Corporate Governance Committee and are designed to enhance the overall effectiveness of the Board and each Committee and identify areas of potential improvement. They include written questionnaires that solicit feedback from the Board and Committee members on a range of topics, including the Committees’ roles, structure and composition; the extent to which the mix of skills, experience and other attributes of the individual directors is appropriate for the Board and each Committee; the scope of duties delegated to the Committees, including the allocation of risk assessment between the Board and its Committees; interaction with management; information and resources; the adequacy of open lines of communication between directors and members of management; the Board and Committee meeting process and dynamics; and follow-through on recommendations developed during the evaluation process.

Our Board has also implemented annual director self-assessments that require each director to assess the performance of each committee of the Board and of the Board as a whole. This process involves directors providing direct feedback to the Chair of the Board, the Lead Independent Director and the Chair of the Nominating and Corporate Governance Committee who, in turn, review the self-assessments for any actions that should be taken to enhance the effectiveness of the Board.

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Following the annual self-assessments, the Nominating and Corporate Governance Committee discusses areas for potential improvement with the Board and/or relevant Committees and, if necessary, identifies steps required to implement these improvements. Director suggestions for improvements to the evaluation questionnaires and process are considered for incorporation for the following year. As part of the Nominating and Corporate Governance Committee’s discussion and evaluation of areas for improvement, board refreshment, including the commitment to have a balanced Board with diversity of skills and experience, is a topic that is considered.

The Nominating and Corporate Governance Committee and the Board regularly review Board composition to consider succession related factors, skill sets, diversity and balance. The Company is committed to seeking diversity and balance on our Board with directors of race, gender, geography, thoughts, viewpoints, backgrounds, skills, experience and expertise. In conducting each of these director searches, our Nominating and Corporate Governance Committee considered the leadership, technical skills and operational experience that we believed would address the Board’s then current needs.

The Nominating and Corporate Governance Committee and the Board review annually succession planning for The Company’s executive officers and develop and review succession planning for Board members, including succession planning for the Chair of the Board and/or Lead Independent Director.

Environmental, Social and Governance

We are firmly committed to sustainable leadership by integrating sustainability into how we do business. Our responsible practices, policies and programs reflect our commitment to making a positive impact.

Environmental

The Company prioritizes the environment, which is reflected in various stages of its operations, as described below. The Company can locate its data centers near renewable power assets such as wind farms to help the power owners monetize their “stranded” power, which consists of energy; that is produced but not utilized due to constraints on delivering the energy to areas that might demand it. Accordingly, the Company’s location near wind farms may spur local economies and prevent such wind farms from having to reduce output. For instance, the Company operates several projects in North Dakota because there is a surplus of stranded power. North Dakota is one of the largest wind producing states in the United States, housing more than 2,000 turbines throughout the state. In addition to the availability of stranded power directly associated with wind farms, the Governor of North Dakota, Greg Burgum, has publicly committed to making North Dakota carbon neutral by 2030, which makes the location ideal for the Company’s infrastructure. Additionally, the Company is capable of scaling services based on power production, ramping up or down our load on the grid, providing demand to the wind farm operators with no material interruption to their product or end-users, which has little negative impact on grid stability or congestion.

In order to reduce waste from the disposal of the foam protecting hosting equipment during transport, the Company utilizes a foam densifier machine on site to melt the foam packaging, reducing the foam’s volume by 98%. The Company’s sites use very little water. There are no large amounts of chemicals on site that would risk the surrounding population. The transformers on site use specialized biodegradable and non-explosive fluids. The site does not emit exhaust into the air. There is no risk of chemical spills, and an overall low risk of any pollution. The Company’s focus on renewable energy and partnerships with local governments, communities and utilities represent the Company’s commitment to reducing carbon emissions and driving the adoption of renewable power as an environmentally conscientious business leader in the HPC digital infrastructure sector.

Social

The Company seeks areas in which its digital infrastructure buildout would effect positive change and serve communities, many of which are rural. Specifically, the Company aims to bolster local governments in their promotion of renewable power production and to provide residents of these areas with higher income career opportunities.

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In furtherance of these aims, the Company visits every proposed location to meet its residents, at times through town-hall forums, and identifies community needs prior to starting projects. The Company also hires local contractors and vendors for the construction of projects, which helps improve the employment rate of these local communities and in turn provides demand for other products and services generated by the local community. Because there is a limited talent-pool for next-generation data center operators, the Company develops the local workforce by using a digital learning system regarding the use of equipment in the Company’s business, and provides on-the-job training for entry level positions.

Governance

The Company seeks to have strong corporate governance, including a management team highly aligned with stockholders and a diverse Board of Directors. Named Executive Officers and directors of the Company own approximately 11.8% of the Company’s outstanding common stock. Five of the six nominees for director are independent, and two of the six nominees are female, one of whom is a minority.

Stockholder Nominations for Directorships

All shareholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Shareholder Proposals” below. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of shares of common shares owned by such shareholder or group of shareholders, as well as other information required by our Bylaws.

Board Leadership Structure and Role in Risk Oversight

Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines our appropriate level of risk, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and address risks inherent in their respective areas. The Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our procedures and related policies with respect to risk assessment and risk management. Our Audit Committee also reviews matters relating to compliance, cybersecurity, and security and reports to our Board regarding such matters. The Compensation Committee reviews risks and exposures associated with compensation plans and programs. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Our Board is responsible for the oversight of cybersecurity risk management. The Board delegates oversight of the cybersecurity risk management program to the Audit Committee. The management of the program is the responsibility of our Risk Management Committee, comprised of our Chief Executive Officer, Chief Financial Officer and Chief Technology Officer. The Risk Management Committee provides quarterly updates to the Audit Committee on our cybersecurity risk management program, including updates on (1) any critical cybersecurity risks; (2) ongoing cybersecurity initiatives and strategies; (3) applicable regulatory requirements; and (4) industry standards. The Risk Management Committee also notifies the Board of any cybersecurity incidents (suspected or actual) and provides updates on the incidents as well as cybersecurity risk mitigation activities as appropriate.

Stockholder Communications

Stockholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our corporate office located at 3811 Turtle Creek Blvd, Suite 2100, Dallas, Texas 75219. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of our Common Stock. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (1) the purchase or sale of products or services, (2) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (3) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to our business.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. The full text of our code of business conduct and ethics is posted on the Investors section of our website: www.applieddigital.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website or in public filings.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its common stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the common stock failed to comply with Section 16(a) reporting requirements during the fiscal year ended May 31, 2024 (the “Last Fiscal Year”), except for one Form 4 filed by Virginia Moore reporting eight late transactions.

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EXECUTIVE OFFICERS

Our executive officers and their ages as of the date of this filing are set forth below. Our executive officers are elected by, and serve at the discretion of, our Board.

Name	Age	Position(s) Held With Applied Digital Corporation	Period of Service
Wes Cummins	46	Chief Executive Officer and Chairman of the Board	Director from February 2007 to December 2020 and March 2021 to Present, sole officer from March 2012 to December 2020 and CEO, Secretary and Treasurer from March 2021 to Present
David Rench	46	Chief Financial Officer	March 2021 to Present
Michael Maniscalco	44	Chief Technology Officer	Executive Vice President of Technology from September 2021 to June 2023; Chief Technology Officer beginning in July 2023

Our executive officers and their ages as of the date of this filing are set forth below. Our executive officers are elected by, and serve at the discretion of, our Board.

Wes Cummins

Biographical information with respect to Mr. Cummins is set forth above under “Proposal 1 – Election of Directors.”

David Rench

Mr. Rench became our Chief Financial Officer in March 2021 and continues to serve in that capacity. Prior to joining us, Mr. Rench co-founded in 2009, and from 2010 to 2017 served as the VP of Finance and Operations of, a software startup company, Ihiji, until the company was acquired by Control4 in 2017. After the acquisition of Ihiji, Mr. Rench joined and served as Chief Financial Officer of Hirzel Capital, an investment management company, from 2017 to 2020. Mr. Rench holds a BBA from the Neeley School of Business at Texas Christian University in Fort Worth, Texas, and an MBA from the Cox School of Business at Southern Methodist University in Dallas, Texas.

Michael Maniscalco

Mr. Maniscalco became our Executive Vice President of Technology in February 2022, and was named Chief Technology Officer in July 2023. In 2009, Mr. Maniscalco co-founded Ihiji, a remote network management services company, where he served as the Vice President of Product through February 2018, after Ihiji was acquired in 2017. From 2018 until his employment with the Company, Mr. Maniscalco founded and served as Chief Executive Officer of Better Living Technologies from 2018 to 2022. In addition, Mr. Maniscalco has founded several other companies and organizations over the last five years.

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EXECUTIVE COMPENSATION

Overview

We are a “smaller reporting company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to smaller reporting companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of each of the Company’s Chief Executive Officer and its two other most highly compensated individuals who were serving as executive officers at the end of the fiscal year ended May 31, 2024, for services rendered in all capacities during such year (the “Named Executive Officers”), consisting of Wes Cummins, our Chief Executive Officer, Secretary, Treasurer, Chairman of the Board, David Rench, our Chief Financial Officer, and Michael Maniscalco, our Chief Technology Officer.

Our compensation programs are designed to:

●	Attract, motivate, incentivize, and retain employees at the executive level who contribute to our long-term success;
●	Provide compensation packages to our executives that are competitive, reward the achievement of our business objectives and effectively align their interests with those of our stockholders; and
●	Focus on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our Compensation Committee is responsible for the executive compensation programs for our Named Executive Officers and reports to our Board of Directors on its discussions, decisions, and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to him to our Compensation Committee and typically attends Compensation Committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties, and his or her achievement of individual goals. Our Compensation Committee then reviews the recommendations and other data, including various compensation survey data and publicly available data of our peers, and makes decisions as to the target total direct compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element. While our Chief Executive Officer typically attends meetings of the Compensation Committee, the Compensation Committee meets outside the presence of our Chief Executive Officer when discussing his compensation and when discussing certain other matters, as well.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year ending May 31, 2023, the Compensation Committee retained Compensia Inc., a national compensation consulting firm with compensation expertise relating to technology and life science companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. The Compensation Committee engaged Compensia, Inc. to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and fair. We do not believe the retention of, and the work performed by, Compensia, Inc. creates any conflict of interest.

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Compensation and Governance Practices and Policies

We endeavor to maintain strong governance standards in our policies and practices related to executive compensation. Below is a summary of our key executive compensation and corporate governance practices.

	What We Do	What We Don’t Do

✓	Annually assess the risk-reward balance of our compensation programs in order to mitigate undue risks in our programs	No pension plans or Supplemental Executive Retirement Plans

✓	Provide compensation mix that more heavily weights variable pay	No hedging or pledging of our securities

✓	An independent compensation consultant advises the Compensation Committee	No excise tax gross-ups upon a change of control

Peer Group

The Compensation Committee reviews market data of companies that we believe are comparable to us. With Compensia’s assistance, the Compensation Committee developed a peer group for use when making its compensation decisions for the fiscal year ending May 31, 2024, which consisted of publicly traded technology companies headquartered in the U.S. that generally had a market capitalization between 0.25x and 4.0x the Company’s market capitalization. The Compensation Committee referred to compensation data from this peer group and broader survey data (for similarly-sized companies) when making base salary, cash bonus and equity award decisions for our executive officers for the fiscal year ending May 31, 2024. The following is a list of the public companies that composed our peer group for the fiscal year ending May 31, 2024:

Alkami Technology	CleanSpark	Paya

Backblaze	Couchbase	Riot Platforms

Bakkt Holdings	Fastly	Stronghold Digital Mining

Bit Digital	Greenidge Generation Holdings	Sumo Logic

Cantaloupe	IronNet	TeraWulf

Cipher Mining	Marathon Digital Holdings	Veritone

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Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to Named Executive Officers as of May 31, 2024 and May 31, 2023 for services rendered in all capacities to us for the years ended May 31, 2024 and May 31, 2023.

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation (1)	All Other Compensation(2)	Total(3)
Wes Cummins	2024	$600,000	$600,000	$—	$—	$37,002	$1,237,002
Chief Executive Officer, President, Secretary and Treasurer	2023	$312,500	$150,000	$5,455,000	$—	$37,078	$5,954,578
David Rench	2024	$475,000	$475,000	$—	$—	$37,002	$987,002
Chief Financial Officer	2023	$272,292	$339,375	$2,061,500	$—	$37,078	$2,710,245
Michael Maniscalco	2024	$375,000	$367,875	$1,028,000	$—	$12,334	$1,783,209
Chief Technology Officer (4)	2023	$200,000	$92,500	$842,582	$—	$12,359	$1,147,441

(1)	Consists of value of restricted stock awards made outside of the 2022 Incentive Plan.
(2)	Consists of value of health care premiums paid by the Company, and corrects previously disclosed “All Other Compensation” amount reported in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2024, filed with the SEC on August 30, 2024, which erroneously included the value of restricted stock awards that were previously granted under the 2022 Incentive Plan (which were unvested as of May 31, 2024).
(3)	The “Total” compensation for each of the NEOs has been re-calculated, using the grant date fair value of restricted stock awards granted in fiscal year, rather than the fair value of such stock awards at fiscal year end, as required by Regulation S-K promulgated under the Securities Act, and replaces the previously disclosed corresponding values set forth under “Total” compensation in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2024, filed with the SEC on August 30, 2024.
(4)	Mr. Maniscalco joined the Company in September 2021 as EVP, Technology, and became Chief Technology Officer on July 5, 2023.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Named Executive Officers

Mr. Cummins Agreement

Mr. Cummins is our Chief Executive Officer. On January 4, 2022, we and Mr. Cummins entered into an Employment Agreement, effective as of November 1, 2021, as amended on September 25, 2023 (as amended, the “Cummins Employment Agreement”).

Pursuant to the Cummins Employment Agreement, Mr. Cummins receives a base salary of $600,000 per annum, subject to review and adjustment (but not downward) from time to time during the term of the Cummins Employment Agreement based on Mr. Cummins’ performance, and is also eligible for an annual bonus, to be determined at the Board’s sole discretion. The term of the Cummins Employment Agreement ends on October 31, 2024, with automatic one (1) year extensions unless notice not to renew is given by either party at least 60 days prior to the relevant end date.

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The Cummins Employment Agreement granted Mr. Cummins an incentive award of 500,000 restricted shares of our common stock (“Restricted Stock”), which are fully vested as of the date hereof.

The Cummins Employment Agreement requires Mr. Cummins to devote his full-time efforts to his employment duties and obligations, and provides that Mr. Cummins will be entitled to participate in all benefit plans provided to our employees in accordance with our applicable plan, policy or practices, as well as in any long-term incentive program established by us. It also provides for unlimited annual paid vacation, and reimbursement of reasonable business expenses, and provides that either party may terminate the employment arrangement pursuant to the notice requirements set forth in the Cummins Employment Agreement.

We may terminate the Cummins Employment Agreement upon Mr. Cummins’s breach of any term of the Cummins Employment Agreement or where there is just Cause (as defined in the Cummins Employment Agreement) for termination. Mr. Cummins may terminate the Cummins Employment Agreement in the event that we discontinue operating its business at the location where the Employee is employed, at his sole option, or with notice of a minimum of two weeks.

If Mr. Cummins employment is terminated without Cause or resigns with Good Reason (as defined in the Incentive Plan (as defined below)), during the 24-month period following a Change in Control (as defined in the Incentive Plan), Mr. Cummins shall be entitled to a severance payment equal to 2 times the following amount: Mr. Cummins’ base salary plus Mr. Cummins’ target bonus, each for the year in which the termination of employment occurs, subject to adjustments if such severance payments cause Mr. Cummins to be liable for federal excise tax under Section 4999 of the Internal Revenue Code levied on certain “excess parachute payments” as defined in Code Section 280G.

The Cummins Employment Agreement contains restrictive covenants prohibiting Mr. Cummins from disclosing our confidential information at any time, from competing with us in any geographic area where we do business during his employment, and from soliciting our employees, contractors or customers, during his employment and for one year thereafter.

In June 2023, the Compensation Committee increased Mr. Cummins’ annual base salary to $600,000.

Mr. Rench Agreement

Mr. Rench is our Chief Financial Officer. On January 4, 2022, we and Mr. Rench entered into an Employment Agreement, effective as of November 1, 2021 (as amended, the “Rench Employment Agreement”).

Pursuant to the Rench Employment Agreement, Mr. Rench receives a base salary of $240,000 per annum, subject to review and adjustment (but not downward) from time to time during the term of the Rench Employment Agreement based on Mr. Rench’s performance, and is also eligible for an annual bonus, to be determined at the Board’s sole discretion. The term of the Rench Employment Agreement ends on October 31, 2024, with automatic one (1) year extensions unless notice not to renew is given by either party at least 60 days prior to the relevant end date.

The Rench Employment Agreement grants Mr. Rench an incentive award of 166,666 shares of Restricted Stock, which are fully vested as of the date hereof.

The Rench Employment Agreement requires Mr. Rench to devote 40 hours per week to his employment duties and obligations, and provides that Mr. Rench will be entitled to participate in all benefit plans provided to our employees in accordance with our applicable plan, policy or practices, as well as in any long-term incentive program established by us. It also provides for unlimited annual paid vacation, and reimbursement of reasonable business expenses, and provides that either party may terminate the employment arrangement pursuant to the notice requirements set forth in the Rench Employment Agreement.

We may terminate the Rench Employment Agreement upon Mr. Rench’s breach of any term of the Rench Employment Agreement or where there is just Cause (as defined in the Rench Employment Agreement) for termination. Mr. Rench may terminate the Rench Employment Agreement in the event that we discontinue operating its business at the location where the Employee is employed, at his sole option, or with notice of a minimum of two weeks.

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If Mr. Rench employment is terminated without Cause or resigns with Good Reason (as defined in the Incentive Plan), during the 24-month period following a Change in Control (as defined in the Incentive Plan), Mr. Rench shall be entitled to a severance payment equal to two times the following amount: Mr. Rench’s base salary plus Mr. Rench’s target bonus, each for the year in which the termination of employment occurs, subject to adjustments if such severance payments cause Mr. Rench to be liable for federal excise tax under Section 4999 of the Internal Revenue Code levied on certain “excess parachute payments” as defined in Code Section 280G.

The Rench Employment Agreement contains restrictive covenants prohibiting Mr. Rench from disclosing our confidential information at any time, from competing with us in any geographic area where we do business during his employment, and from soliciting our employees, contractors or customers, during his employment and for one year thereafter.

On October 10, 2023, the Compensation Committee increased Mr. Rench’s annual base salary to $475,000, effective September 1, 2023.

Mr. Maniscalco Agreement

The Company does not currently have an employment agreement with Mr. Maniscalco. Mr. Maniscalco receives a base salary of $375,000 per annum, subject to annual review, and is eligible for an annual bonus of up to 75% of his base salary, to be determined at our sole discretion. Mr. Maniscalco is entitled to participate in all benefit plans provided to our employees in accordance with our applicable plan, policy or practices, as well as in any long-term incentive program established by us.

Potential Payments upon Termination or Change in Control

In addition to any payments provided by the Named Executive Officers’ employment agreements, as described above, under the terms of each Named Executive Officer’s restricted stock award (each, an “Award”), if the Named Executive Officer’s employment terminates before the Award is vested and the termination is on account of the Named Executive Officer’s death, disability or termination by the Company without Cause (as defined in the Award), a portion of the unvested Award will vest based on the number of full months of employment that the Named Executive Officer has completed as of the termination date, and since the grant date of the Award. Under the terms of each Named Executive Officer’s PSU Award, the portion of the Target Award that will be earned and vested is determined based on both the months of employment completed as of the termination date and on achievement of certain performance factors defined in the Award during the period prior to the termination of employment.

In addition, if there is a change in control of the Company (as defined in the Award, a “Change in Control”) while the Award remains unvested, the Award will be treated in accordance with one of the following, as determined by the Compensation Committee: (1) the Award may be replaced with a new award that constitutes a “Replacement Award” under the terms of the Award and relevant tax rules; (2) if the Company’s stock continues to be publicly traded on the Nasdaq (or another established securities market) after the Change in Control, then the Award will continue in place and be treated as a Replacement Award; or (3) if, following the Change in Control, the Company’s stock is no longer publicly traded on The Nasdaq (or another established securities market), the unvested portion of the Award shall become vested immediately prior to the consummation of the Change in Control. Notwithstanding any of the foregoing, the Committee may determine that any unvested portion of the Award will be cancelled and terminated for consideration instead. Notwithstanding the foregoing, for PSU Awards, if the Change in Control occurs prior to the date that the Committee determines the number of units earned under the Award, a portion of the Award will vest based on the months of employment completed as of the Change in Control, applied to the higher of 100% of the target Award and the amount earned based on actual performance as of the end of the last full calendar quarter preceding the Change in Control date.

If payment of an Award in connection with a Change in Control would result in liability for an excise tax under Section 4999 of the Code for “excess parachute payments” as defined in Section 280G of the Code, the amount of the Award may be reduced to avoid imposition of the excise tax, if such reduction results in a greater post-tax benefit to the Named Executive Officer as compared to payment of the full amount of the Award and imposition of the excise tax.

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Severance Agreements

Except for the payments provided by the Named Executive Officers’ employment agreements, as described above, none of our employees have severance agreements.

Welfare and other benefits

We provide health, dental, and vision insurance benefits to the Named Executive Officers, on the same terms and conditions as provided to all other eligible U.S. employees except for an employee in North Dakota with separate benefit arrangements due to North Dakota state laws.

We maintain a broad-based 401(k) plan including the Named Executive Officers. The Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by the Company during the fiscal year ended May 31, 2024. The Named Executive Officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by the Company during the fiscal year ended May 31, 2024.

Outstanding Equity Awards At May 31, 2024

The following table summarizes, for each of the Named Executive Officers, the number of shares of common stock underlying outstanding stock awards held as of May 31, 2024.

	STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (8)
Wes Cummins	8/5/2022	250,000	(1)	$1,057,500
	4/4/2023	400,000	(2)	$1,692,000

David Rench	8/5/2022	125,000	(3)	$528,750
	4/4/2023	140,000	(4)	$592,200

Michael Maniscalco	8/5/2022	70,833	(5)	$299,624
	4/4/2023	50,000	(6)	$211,500
	1/31/2024	200,000	(7)	$846,000

(1)	As of May 31, 2024, consists of restricted stock units that vest as follows: 83,333 on each of August 5, 2024 and February 5, 2025 and 83,334 on August 5, 2025.
(2)	As of May 31, 2024, consists of restricted stock units that vest as follows: 100,000 on each of October 4, 2024, April 4, 2025, October 4, 2025 and April 4, 2026.
(3)	As of May 31, 2024, consists of restricted stock units that vest as follows: 41,667 on each of February 5, 2025 and August 5, 2025 and 41,666 on August 5, 2024.
(4)	As of May 31, 2024, consists of restricted stock units that vest as follows: 35,000 on each of October 4, 2024, April 4, 2025, October 4, 2025 and April 4, 2026.
(5)	As of May 31, 2024, consists of restricted stock units that vest as follows: 23,611 on February 5, 2025, 23,610 on August 5, 2024 and 23,612 on August 5, 2025.
(6)	As of May 31, 2024, consists of restricted stock units that vest as follows: 12,500 on each of October 4, 2024, April 4, 2025, October 4, 2025 and April 4, 2026.
(7)	As of May 31, 2024, consists of restricted stock units that vest as follows: 33,333 on each of July 31, 2024, January 31, 2025, January 31, 2026 and July 31, 2026 and 33,334 on each of July 31, 2025 and January 31, 2027.
(8)	The values set forth in “Market Value of Shares or Units of Stock That Have Not Vested” have been re-calculated, using the fair value at fiscal year end of outstanding and unvested restricted stock awards granted in the applicable fiscal year, rather than the grant date fair value of such awards, as required by Regulation S-K promulgated under the Securities Act, and replace the previously disclosed corresponding values set forth under “Market Value of Shares or Units of Stock That Have Not Vested” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2024, filed with the SEC on August 30, 2024.

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PAY Versus Performance

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our non-PEO NEOs and certain financial performance of the Company. The data included in the CAP columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Overview of Executive Compensation above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income (Loss) (millions) (5)
2024	$1,237,002	$(2,864,834)	$1,385,106	$98,090	$220	$(149,274)
2023	$5,954,578	$19,471,246	$1,928,843	$5,883,078	$173	$(44,646)
2022	$4,599,167	$2,994,167	$1,371,847	$943,852	$100	$(23,520)

(1)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Wes Cummins and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs for the applicable year other than the PEO for such years.

(2)	Amounts reported in this column represent the CAP to Wes Cummins as the Company’s PEO in the indicated fiscal years, as calculated per the SEC disclosure rules based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

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PEO	2022	2023	2024
Summary Compensation Table - Total Compensation (a)	$4,599,167	$5,954,578	$1,237,002
Minus
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year (b)	$4,020,000	$5,455,000	$—
Plus
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year (c)	$2,415,000	$20,227,503	$—
Plus
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years (d)	$—	$—	$(2,691,000)
Plus
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	$—	$274,166	$—
Plus
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	$—	$(1,530,000)	$(1,410,836)
Minus
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	$—	$—	$—
Compensation Actually Paid	$2,994,167	$19,471,247	$(2,864,834)

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value of the stock awards and option awards granted to Wes Cummins during the indicated fiscal year, computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)	Represents the aggregate fair value as of the indicated fiscal year-end of Wes Cummins outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
(d)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by Wes Cummins as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
(e)	Represents the aggregate fair value at vesting of the stock and option awards that were granted to Wes Cummins and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(f)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by Wes Cummins that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(g)	Represents the aggregate fair value as of the last day of the prior fiscal year of Wes Cummins’s stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

(3)	Amounts reported in this column represent the average CAP to the Company’s Non-PEO NEOs in the indicated fiscal years, as calculated per the SEC disclosure rules based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

NEO Average	2022	2023	2024
Summary Compensation Table - Total Compensation (a)	$1,371,847	$1,928,843	$1,385,106
Minus
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year (b)	$1,071,994	$1,299,790	$514,000
Plus
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year (c)	$643,998	$5,440,483	$423,000
Plus
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years (d)	—	—	$(798,674)
Plus
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	—	$68,541	—
Plus
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	—	$(254,999)	$(397,341)
Minus
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	—	—	—
Compensation Actually Paid	$943,851	$5,883,078	$98,090

(a)	Represents the average Total Compensation as reported in the Summary Compensation Table for the reported NEOs other than the PEO in the indicated fiscal year.

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(b)	Represents the average aggregate grant date fair value of the stock awards and option awards granted to the reported NEOs excluding the PEO during the indicated fiscal year computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)	Represents the average aggregate fair value as of the indicated fiscal year-end of the reported NEOs’ (excluding the PEO) outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
(d)	Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the reported NEOs excluding the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
(e)	Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the reported NEOs (excluding the PEO) and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(f)	Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the reported NEOs (excluding the PEO) that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(g)	Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported NEOs’ (excluding the PEO) stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year computed in accordance with FASB ASC 718.

(4)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in fiscal 2024, 2023 or 2022.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Pay Versus Performance Relationships Descriptions

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our TSR, and (ii) our net income, in each case, for the fiscal years ended May 31, 2024, May 31, 2023 and May 31, 2022. TSR amounts reported in the graph assume an initial fixed investment of $100.

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COMPENSATION ACTUALLY PAID VS. TSR
Compensation Actually Paid ($000s)
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
Value of Initia;l $100 Investment (TSR)
$250
$200
$150
$100
$50
$-
$2,994
$944
$100
2022
$19,471
$5,883
$173
2023
$(2,865)
$98
$220
2024
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
Total Shareholder Return

A portion of our NEO’s compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and CAP tends to be directionally aligned with changes in our TSR.

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid ($000s)
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
Net Income ($ Millions)
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$(120)
$(140)
$(160)
2022
2023
2024
$2,994
$944
$19,471
$5,883
$(2,865)
$98
$(24)
$(45)
$(149)
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
Net Income (Loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information concerning the compensation paid to certain of our non-employee directors who served on our Board during fiscal year ended May 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		All Other Compensation ($)	Total ($)
Ella Benson (2)	$3,634	$332,792	(7)	$—	$336,426
Charles Hastings	$41,667	$329,148	(8)	$—	$370,815
Rachel Lee (3)	$14,605	$343,018	(9)	$1,955	$359,578
Kelli McDonald (4)	$30,132	$329,148	(10)	$—	$359,280
Douglas Miller	$77,083	$329,148	(11)	$—	$406,231
Virginia Moore (5)	$33,511	$329,148	(12)	$—	$362,659
Richard Nottenburg	$59,167	$1,373,148	(13)	$2,300	$1,434,615
Kate Reed (6)	$20,000	$360,011	(14)	$—	$380,011

(1)	Amounts shown represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of awards of restricted stock granted during fiscal year ended May 31, 2024.
(2)	Ms. Benson has served as a director since May 2024.
(3)	Ms. Lee has served as a director since February 2024.
(4)	Ms. McDonald served as director through February 2024.
(5)	Ms. Moore served as director through February 2024.
(6)	Ms. Reed was appointed the Chief Growth Officer of the Company in May of 2024. Ms. Reed will not be standing for re-election at the Annual Meeting.
(7)	Ms. Benson held unvested restricted stock awards for 101,461 shares of common stock as of May 31, 2024.
(8)	Mr. Hastings held unvested restricted stock awards for 33,685 shares of common stock as of May 31, 2024.
(9)	Ms. Lee held unvested restricted stock awards for 79,219 shares of common stock as of May 31, 2024.
(10)	33,685 shares of common stock associated with unvested restricted stock awards were forfeited upon Ms. McDonald’s resignation from the Company’s Board of Directors effective February 2024.
(11)	Mr. Miller held unvested restricted stock awards for 33,685 shares of common stock as of May 31, 2024.
(12)	33,685 shares of common stock associated with unvested restricted stock awards were forfeited upon Ms. Moore’s resignation from the Company’s Board of Directors effective February 2024.
(13)	Dr. Nottenburg held unvested restricted stock awards for 333,685 shares of common stock as of May 31, 2024.
(14)	Ms. Reed held unvested restricted stock awards for 57,160 shares of common stock and unvested restricted stock units of 300,000 shares of common stock as of May 31, 2024.

Non-Employee Director Compensation Policy

The following table shows the annual cash retainer fees for non-employee directors:

Base retainer	$40,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Chair	$12,000
Nominating and Corporate Governance Committee Member	$6,000
Lead Independent Director	$25,000

Directors serving in multiple leadership roles receive incremental compensation for each role. Directors are not expected to receive additional compensation for attending regularly scheduled Board or committee meetings. For less than full years of service, the compensation paid to the non-employee directors will be prorated based on the number of days of service. Directors also receive customary reimbursement for reasonable out-of-pocket expenses related to Board service.

In addition to the annual cash retainer fees, directors also receive an annual grant of restricted stock valued at $160,000, calculated using the closing price of the common stock on the Nasdaq Global Select Market on the date of grant, which is the date of each annual meeting of stockholders, and vesting on the first anniversary of the date of grant.

On November 9, 2023, each director received a grant of restricted stock awards for 33,685 shares of common stock that will vest on November 9, 2024 in order to compensate such elected or re-elected director (at the Annual Meeting of the Company’s stockholders held on November 9, 2023) to serve on the Company’s Board for the subsequent 12 months.

Directors who are employees of the Company do not receive any additional compensation for Board service.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plans

On October 9, 2021, our Board approved two equity incentive plans, which our stockholders approved on January 20, 2022. The two plans consist of the 2021 Incentive Plan (the “Incentive Plan”), which provides for grants of various equity awards to our employees and consultants, and the 2021 Non-Employee Director Stock Plan (as amended, the “Director Plan” and, together with the Incentive Plan, the “Plans”), which provides for grants of restricted stock to non-employee directors and for deferral of cash and stock compensation if such deferral provisions are activated at a future date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2024:

Plan	Number of shares of common stock issuable upon exercise of outstanding options, warrants or rights		Weighted average exercise price of outstanding options, warrants or rights	Number of shares of common stock remaining available for future issuance
Incentive Plan	8,354,997	(1)	—	—
Director Plan	638,895		—	720,333
Plans not approved by shareholders	—		—	—
TOTAL	8,993,892		—	720,333

(1)	Includes 5,244,986 shares of our common stock underlying outstanding RSU awards subject to time-based vesting and 3,110,011 shares subject to certain performance share unit awards, of which 2,800,000 shares which were awarded to certain executives. These certain executive awards were subsequently canceled.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Applied Digital Corporation submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended May 31, 2024, as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended May 31, 2024.

2.	The Audit Committee has discussed with representatives of Marcum LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.	The Audit Committee has discussed with Marcum LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Marcum LLP, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2024, for filing with the Securities and Exchange Commission.

Audit Committee of Applied Digital Corporation

Douglas Miller

Chuck Hastings

Richard Nottenburg

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of October 10, 2024 (unless otherwise noted) by:

(a) each of our Named Executive Officers

(b) each of our Directors

(c) all of our directors and officers as a group

(d) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below, to our knowledge, based on information furnished to us, the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to applicable community property laws. Any securities that are exercisable for, or convertible into, shares of common stock within 60 days of October 10, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

We have based our calculation of the percentage ownership of our common stock on 215,359,125 shares of our common stock outstanding on October 10, 2024.

Name (1)	Number of Shares Beneficially Owned	Percentage of Common Stock
Directors & Named Executive Officers:
Wes Cummins (2)	23,292,646	10.82%
Ella Benson	101,461	*
Chuck Hastings (3)	636,691	*
Rachel Lee	79,219	*
Michael Maniscalco	127,859	*
Douglas Miller (4)	252,191	*
Richard Nottenburg (5)	547,371	*
Kate Reed (6)	57,160	*
David Rench	335,580	*
All current directors and executive officers as a group (9 persons)	25,430,178	11.80%

5% or greater holders:
None

* Less than 1% of outstanding shares.

(1)	Except as otherwise indicated, the address of each person named in this table is c/o Applied Digital Corporation, 3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas 75219.
(2)	Includes (i) 17,590,238 shares of common stock held by Cummins Family Ltd, of which Mr. Cummins is the CEO, (ii) 4,075,955 shares of common stock held directly including restricted stock and common stock held by Wesley Cummins IRA Account, (iii) 1,626,453 shares of common stock held by 272 Capital, LP, of which Mr. Cummins was the President and CEO.
(3)	Includes 33,685 shares of restricted common stock issuable upon vesting of RSUs held by Mr. Hastings within 60 days of October 10, 2024.
(4)	Includes 33,685 shares of restricted common stock issuable upon vesting of RSUs held by Mr. Miller within 60 days of October 10, 2024.
(5)	Includes 33,685 shares of restricted common stock issuable upon vesting of RSUs held by Dr. Nottenburg within 60 days of October 10, 2024.
(6)	Includes 41,510 shares of restricted common stock issuable upon vesting of RSUs held by Ms. Reed within 60 days of October 10, 2024 but does not include 300,000 shares of common stock issuable upon vesting of RSUs held by Ms. Reed which were granted to Ms. Reed upon her employment as the Company’s Chief Growth Officer, which will not vest within 60 days of October 10, 2024.

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TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions

In addition to the compensation arrangements discussed in the sections titled “Management” and “Executive Officer and Director Compensation,” the following is a description of each transaction since June 1, 2022 and each currently proposed transaction in which:

a.	we have been or are to be a participant;
b.	the amount involved exceeded or will exceed $120,000; and
c.	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

GMR Limited Service Order

As of May 31. 2024, GMR Limited (“GMR”) held more than 5% of our outstanding common stock. Each of Guo Chen, a 50% owner and sole director of GMR, and Bo Dong, 50% owner of GMR, are deemed to beneficially own shares of our common stock held by GMR. GMR and subsidiaries made payments to the Company of approximately $9.2 million during the fiscal year ended May 31, 2023, and approximately $6.0 million during the fiscal year ended May 31, 2024.

Mr. Chen owns 60% of Alternity Fund Ltd., which owns 100% of GOI. Jason Zhang, a former director of the Company, owned 15% of Alternity during the fiscal year ended May 31, 2024. On December 8th, 2021, we entered into a Service Order with GOI pursuant to which we provide energized space for mining activities of GOI. GOI paid approximately $6.4 million during the fiscal year ended May 31, 2023, and approximately $6.1 million during the fiscal year ended May 31, 2024, to the Company pursuant to the Service Order. On July 25, 2024, GMR Limited reported that they have ceased to be the beneficial owner of more than 5% of our outstanding common stock.

B. Riley Loan & Security Agreement

Bryant Riley, chairman of the board and co-chief executive officer, of B. Riley Financial, Inc. (Nasdaq: RILY), directly or indirectly through subsidiaries of RILY, held in excess of 5% of our then outstanding common stock beginning in April 2023. Such shares no longer represent more than 5% of our outstanding common stock. On May 23, 2023, the Company entered into a Loan and Security Agreement with B. Riley Commercial Capital, LLC and B. Riley Securities, Inc., each of which is a wholly-owned subsidiary of RILY, with a total possible principal amount up to $50 million. As of May 31, 2024 the total loan balance of $44.5 million was repaid in full.

AI Bridge Loan

On January 30, 2024, the Company issued the AI Bridge Loan payable to AI Bridge Funding LLC (the “Lender”), providing for an unsecured loan in the aggregate principal amount of up to $20.0 million, of which $15.0 million was available immediately and funded upon the execution of the AI Bridge Loan. The obligation of the Lender to advance the remaining $5.0 million shall be in the Lender’s sole discretion. The AI Bridge Loan will mature on January 30, 2026 and bears interest at a rate of 12.5% per annum. During the fiscal fourth quarter 2024, the principal balance of the AI Bridge Loan, $20.0 million as of May 1, 2024, was converted into common stock pursuant to the terms of the AI Bridge Loan resulting in the Company issuing 8,421,146 in shares of its common stock to the Lender.

Affiliates of the Lender are both an investor in B. Riley Financial, Inc. and also an investment management client of B. Riley Asset Management. As previously disclosed, the Company’s Chairman and Chief Executive Officer, served as the President of B. Riley Asset Management, and effective February 5, 2024, resigned from that position.

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Other Related Party Transactions

During the fiscal years ended May 31, 2024 and 2023, the Company received sublease income of $70,000 and $103,000, respectively, from B. Riley Financial, Inc.

During the fiscal years ended May 31, 2024 and 2023, the Company paid construction and consulting costs of $0.3 million and $0.1 million, respectively, to a company owned by a family member of the Company’s Chief Financial Officer.

During the fiscal years ended May 31, 2024 and 2023, the Company paid software license fees of $0.2 million and $0.1 million, respectively, to a company whose chairman is also a member of the Board.

During the fiscal year ended May 31, 2024, the Company paid consulting fees of $43,000 to a member of the Board for sales consulting work. No such payments were made during the fiscal year ended May 31, 2023.

During the fiscal year ended May 31, 2024, the Company paid $0.1 million in salaries, wages, benefits, and stock-based compensation for four employees that are family members of the Company’s Chief Executive Officer.

Review, Approval, or Ratification of Transactions with Related Parties

In April 2024, we adopted a charter of the Audit Committee, pursuant to which all related party transactions including those between us, our directors, executive officers, majority stockholders and each of our respective affiliates or family members will be reviewed and approved by our Audit Committee, or if no Audit Committee exists, by a majority of the independent members of our Board. Our existing policies are designed to comply with the Nasdaq Listing Rules and the rules and regulations of the SEC.

Director Independence

Please see the discussion of director independence under Corporate Governance starting on page 9 above.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Nevada law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

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PROPOSAL 2

APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2024

Introduction

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) to continue to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2025. Marcum has served as our independent registered public accounting firm since June 2021. In accordance with SEC rules and Marcum policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Audit Committee and the Board believe that the continued retention of Marcum as our independent registered public accounting firm is in the best interest of the Company and its stockholders, and are asking the stockholders to ratify the selection of Marcum as our independent registered public accounting firm for fiscal 2025. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event our stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of Marcum to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2025 will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of Marcum for the fiscal year ending May 31, 2025.

In connection with the audit of our financial statements for the fiscal year ended May 31, 2025, we entered into an agreement with Marcum which sets forth the terms by which Marcum performed audit services for us.

The following table presents fees billed to the Company for professional services rendered by our independent registered public accounting firm, Marcum LLP, for the fiscal years ended May 31, 2024 and 2023:

(in thousands)	Fiscal Years Ended May 31,
	2024	2023
Type of Fees:
Audit fees	$484	$464
All other fees	376	92
Total fees	$860	$556

For the fiscal years ended May 31, 2024 and 2023, the Audit Committee approved all of the services provided by, and fees paid to, Marcum LLP.

The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Company’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Committee’s regularly scheduled meetings or, to the extent that such fees may relate to other matters to be considered at special meetings, at those special meetings.

Attendance at Annual Meeting

Representatives of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the ratification of the independent registered public accounting firm requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine”, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the Dodd-Frank Act) requires us to provide our stockholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers.

We provide our stockholders with the opportunity to cast an annual advisory vote on the compensation of our named executive officers as disclosed in the compensation tables and the narrative disclosures that accompany those tables. At the Annual Meeting, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended May 31, 2024, as disclosed in this Proxy Statement.

We encourage stockholders to review the compensation tables and the related narrative disclosure on pages 19 to 22. We believe that our compensation policies and decisions are designed to incentivize and reward the creation of stockholder value.

We believe that our executive compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

●	For fiscal year ended May 31, 2024, the payment and magnitude of compensation bonuses to our executive officers were based on the growth and development of the Company and its business;
●	From time to time, we consider and grant restricted stock units and/or performance-based restricted stock units to our Named Executive Officers. We feel this equity mix effectively aligns Named Executive Officer compensation with stockholder returns while also achieving retention objectives; and
●	We review and implement our executive compensation programs within a strong corporate governance environment, including our Compensation Committee and a wholly-independent compensation consultant.

On the basis of the related narrative disclosure on pages 19 to 22 of this Proxy Statement, we are requesting that our stockholders vote on the following resolution:

RESOLVED, that the stockholders of Applied Digital Corporation approve, on an advisory basis, the compensation of Applied Digital Corporation’s Named Executive Officers, as described in the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement.

Although this Say on Pay vote on executive compensation is non-binding, the Board and the Compensation Committee will review the results of the vote and will take into account the outcome of the vote when determining future executive compensation arrangements.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4

2024 OMNIBUS EQUITY INCENTIVE PLAN AND THE RESERVATION OF 10,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

General

On October 8, 2024, our Board adopted the Applied Digital Corporation 2024 Omnibus Equity Incentive Plan, subject to the approval of our stockholders. The 2024 Omnibus Equity Incentive Plan, which we refer to as the 2024 Plan, is being submitted for approval by the stockholders at the Annual Meeting.

In addition, on October 8, 2024, our Board determined that, effective upon stockholder approval of the 2024 Plan, our current equity incentive plans, the 2022 Incentive Plan and the 2022 Director Plan, shall be terminated; provided, that all Awards (as defined in the 2022 Incentive Plan and 2022 Director Plan) outstanding under the 2022 Incentive Plan and the 2022 Director Plan as of the date of stockholder approval of the 2024 Plan shall continue in effect in accordance with their terms.

The general purpose of the 2024 Plan is to provide a means for eligible employees, officers, non-employee directors and other service providers to develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2024 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

Description of the 2024 Plan

The following description of the principal terms of the 2024 Plan is a summary and is qualified in its entirety by the full text of the 2024 Plan, which is attached as Appendix A hereto.

Administration. In general, the 2024 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will determine the persons to whom options to purchase shares of common stock, stock appreciation rights (or SARs), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance stock units, incentive bonus awards, other stock-based awards and other cash-based awards may be granted. The Compensation Committee may also establish rules and regulations for the administration of the 2024 Plan and amendments or modifications of outstanding awards. The Compensation Committee may delegate authority to the Chief Executive Officer and other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2024 Plan. No options, stock purchase rights or awards may be made under the 2024 Plan on or after October 8, 2034 (or, the expiration date), but the 2024 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding. Notwithstanding anything in the 2024 Plan or in any award agreement to the contrary, the Compensation Committee shall retain the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding award in any respect without a participant’s consent. All determinations, interpretations, exercises of authority or other actions made by the Compensation Committee or the Company under the 2024 Plan shall be taken or made by the Compensation Committee or the Company, as applicable, in its sole and absolute discretion, and shall be final and binding on all persons, including, without limitation, the Company and all 2024 Plan participants.

Eligibility. Persons eligible to receive options, SARs or other awards under the 2024 Plan are those employees, officers, directors, consultants, advisors and other service providers of the Company and our subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to our success, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other service provider of the Company or any subsidiary. As of August 31, 2024, the Company and its subsidiaries had approximately 188 persons who were eligible to participate in the 2024 Plan, including 3 executive officers, 5 non-employee directors, 177 employees (including all current officers who are not executive officers, as a group) and 3 consultants, advisors and service providers, as a group. As of August 31, 2024, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2024 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

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Shares Subject to the 2024 Plan. The aggregate number of shares of common stock available for issuance in connection with options and other awards granted under the 2024 Plan is 10,000,000.

“Incentive stock options”, or ISOs, that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (or, the Code) may be granted under the 2024 Plan with respect to 10,000,000 shares of common stock.

If any option or SAR granted under the 2024 Plan terminates without having been exercised in full or if any award is forfeited, or if shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of common stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2024 Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2024 Plan.

No non-employee director may receive awards in any calendar year having a fair market value in excess of $750,000 (inclusive of any cash awards to the non-employee director for such year that are not made pursuant to the 2024 Plan); provided that in the case of a new non-employee director, such amount is increased to $1,000,000 for the initial year of the non-employee director’s term.

The number of shares authorized for issuance under the 2024 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock, or any other corporate transaction directly or indirectly affecting the awards or any performance goals or the Company’s financial performance, condition or result of operations.

Terms and Conditions of Options. Options granted under the 2024 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2024 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of the Nasdaq Global Select Market, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On October 10, 2024, the closing sale price of a share of our common stock on the Nasdaq Global Select Market was $6.89.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2024 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

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The Compensation Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified or bank check. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the exercise price, (b) by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may permit, (c) by surrendering to the Company shares of common stock otherwise receivable on exercise of the option or (d) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee. The Compensation Committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Compensation Committee may grant SARs under the 2024 Plan. The Compensation Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2024 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by
●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted common stock and/or restricted stock units under the 2024 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in stock before the restricted stock vests they will be subject to the same restrictions. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock (but not restricted stock units) will have the right to vote the shares.

Performance Shares and Performance Stock Units. The Compensation Committee may award performance shares and/or performance stock units under the 2024 Plan. Performance shares and performance stock units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units. As described above, the Compensation Committee shall retain the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding award in any respect without a participant’s consent.

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Incentive Bonuses. The Compensation Committee may grant incentive bonus awards under the 2024 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our common stock.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2024 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2024 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating, suspending, adjusting or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance stock units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration; (f) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control or make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Clawback/Recoupment. Awards granted under the 2024 Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

In 2023, the Compensation Committee adopted the Applied Digital Corporation Clawback Policy (the “Clawback Policy”), in accordance with the requirements of the Nasdaq Listing Rules and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Clawback Policy requires the Compensation Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

The foregoing description of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the Clawback Policy filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K, filed with the SEC on August 30, 2024 and incorporated herein by reference.

Amendment, Termination. Our Board may at any time amend the 2024 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of common stock available under the 2024 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2024 Plan.

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Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2024 Plan, if approved by the stockholders, is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2024 Plan. Optionees and recipients of other rights and awards granted under the 2024 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2024 Plan, nor will we be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price and (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

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Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will we be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (or, a Section 83(b) Election), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we will generally be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we will generally be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance stock unit award, will recognize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and we will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will we be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Board and the Compensation Committee intend to consider the potential impact of Section 162(m), on grants made under the 2024 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2024 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2024 Plan will be registered under the Securities Act.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2024 Plan to pay any federal, state or local taxes required by law to be withheld.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the 2024 Plan, and the reservation of 10,000,000 shares of common stock for issuance thereunder, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN AND THE RESERVATION OF 10,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

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PROPOSAL 5

APPROVAL, FOR THE PURPOSE OF COMPLYING WITH THE APPLICABLE PROVISIONS OF THE NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF OUR SERIES F PREFERRED STOCK

Background

As previously disclosed, on August 29, 2024, we entered into a securities purchase agreement (the “Series F Purchase Agreement”) with YA II PN, LTD. (“YA”) for the private placement (the “Series F Offering”) of 53,191 shares of Series F Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series F Preferred Stock”), including 3,191 shares representing an original issue discount of 6%. The Series F Offering closed on August 30, 2024 for gross proceeds to us of approximately $50.0 million, before deducting certain offering expenses.

The Series F Preferred Stock is initially non-convertible and will only become convertible upon, and subject to, the receipt by us of stockholder approval as further described below (“Nasdaq Stockholder Approval”). Pursuant to the Series F Purchase Agreement, we have agreed to seek such Nasdaq Stockholder Approval to enable the Series F Preferred Stock to become convertible into shares of our common stock. If Nasdaq Stockholder Approval is obtained, the Series F Preferred Stock will not be subject to the limitations set forth in Nasdaq Listing Rule 5635 for purposes of conversion but will remain subject to a cap for purposes of calculating its voting power in any stockholder vote with our common stock on an as-converted basis. If Nasdaq Stockholder Approval is not obtained for any reason, the Series F Preferred Stock will remain non-convertible and will not vote on an as-converted basis with our common stock.

The initial conversion price for the Series F Preferred Stock following any approval of this proposal will be $7.00 per share (the “Initial Conversion Price”). If the Initial Conversion Price is greater than the arithmetic average of the volume-weighted average price (“VWAP”) of the common stock for the three trading days immediately prior to the Annual Meeting, then on the trading day following the date of the Annual Meeting, the conversion price will be reset to such arithmetic average, subject to Nasdaq rules and regulations. The conversion price may thereafter be subject to further reset, on each of the 60th and 120th days after Nasdaq Stockholder Approval, if on each such date, the then effective conversion price is greater than the arithmetic average of the VWAP of the common stock for the three trading days immediately prior to each such date, as further described below. The conversion price cannot be reset below an amount prohibited by the rules and regulations of Nasdaq (the “Floor Conversion Price”), irrespective of the receipt of Nasdaq Stockholder Approval. Based upon these rules and regulations, the Floor Conversion Price is $0.764. Based on its initial stated value of $1,000 per share (the “Stated Value”) and the Initial Conversion Price, the Series F Preferred Stock would be convertible into an aggregate of 7,598,714 shares of our common stock. Based on the Stated Value and the Floor Conversion Price, the Series F Preferred Stock would be convertible into an aggregate of 69,621,727 shares of our common stock.

In addition, pursuant to the Series F Purchase Agreement, YA executed an Irrevocable Proxy, dated August 30, 2024, appointing the Company as proxy to vote on all matters submitted to the stockholders for a vote of all shares of Series F Preferred Stock beneficially owned, directly or indirectly, by YA pursuant to and in accordance with the recommendation of the Board. The Irrevocable Proxy will be effective upon the receipt of the Nasdaq Stockholder Approval. If we do not receive Nasdaq Stockholder Approval, the Irrevocable Proxy will be null and void.

The Series F Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2024, and is incorporated herein by reference. The Series F Purchase Agreement contains customary representations, warranties and agreements by the parties thereto, as well as indemnification obligations of Applied Digital and YA, including for liabilities under the Securities Act, and other obligations of the parties.

Whether or not we receive the Nasdaq Stockholder Approval, pursuant to the Certificate of Designation (as defined below), the Series F Preferred Stock is subject to redemption by the holder in certain circumstances as more fully described below, as well as during the period beginning on December 31, 2024 and ending on January 10, 2025, at the option and sole discretion of the holder (the “Time-Based Redemption Right”). If the holder notifies us of its intention to exercise its Time-Based Redemption Right in accordance with the provisions of the Certificate of Designation, we would be obligated to redeem such holder’s shares of Series F Preferred Stock in cash by wire transfer of immediately available funds at a price per share equal to the Stated Value. If the holder does not exercise its Time-Based Redemption Right between December 31, 2024 and January 10, 2025, such right shall be null and void and of no further force and effect.

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Series F Preferred Stock

In connection with the Series F Purchase Agreement, on August 30, 2024, we filed a Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of Series F Convertible Preferred Stock with the Secretary of State of the State of Nevada designating 53,191 shares out of the authorized but unissued shares of our preferred stock as Series F Preferred Stock with a stated value of $1,000 per share (the “Certificate of Designation”). The following is a summary of the principal terms of the Series F Preferred Stock as set forth in the Certificate of Designation:

Rank. The Series F Preferred Stock will rank on parity with (i) our Series E Redeemable Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and (ii) our Series E-1 Redeemable Preferred Stock (if and when issued) and may rank on parity with or senior to any other series of preferred stock authorized or issued by us from time to time in the future. Series F Preferred Stock will rank senior to our common stock.

Dividend Rights. Each outstanding share of Series F Preferred Stock is entitled to receive, in preference to our common stock, cumulative dividends (“Preferential Dividends”), payable quarterly in arrears, at an annual rate of 8.0% of the Stated Value. Preferential Dividends shall be payable, at our option, either in-kind through an accrual on the Stated Value of the Series F Preferred Stock or in cash. In addition, each holder of Series F Preferred Stock will be entitled to receive dividends equal to, on an as converted to shares of our common stock basis, and in the same form as, dividends actually paid on shares of our common stock when, as, and if such dividends are paid on shares of our common stock.

Liquidation Rights. Upon any dissolution, liquidation or winding up, whether voluntary or involuntary, holders of the Series F Preferred Stock will be entitled to receive distributions out of the assets of the Company in an amount per share equal to the then-current Stated Value, whether capital or surplus before any distributions shall be made on any shares of our common stock.

Voting Rights. If, and only if, the Series F Preferred Stock becomes convertible, the holders of Series F Preferred Stock will vote together with holders of our common stock on an as-converted to common stock basis using the then effective Conversion Price (as defined below), subject to a cap on the maximum voting power as required under the Nasdaq rules and regulations and set forth in the Certificate of Designation. Therefore, to ensure compliance with Nasdaq Listing Rule 5640 and to prevent disparate voting effect of the Series F Preferred Stock voting on an as converted to common stock basis, the Conversion Price for purposes of voting only shall never be below $4.0638, the Minimum Price, as calculated in accordance with the Nasdaq Listing Rules and defined therein (whether or not we receive Nasdaq Stockholder Approval for this proposal). The foregoing limitation notwithstanding, however, as long as any shares of Series F Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series F Preferred Stock, (i) alter, waive or change adversely the powers, preferences or rights given to the Series F Preferred Stock or alter or amend the Certificate of Designation, (ii) authorize or create or issue any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to the Series F Preferred Stock, (iii) increase or decrease the authorized number of shares of Series F Preferred Stock, (iv) amend our Articles or Bylaws or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock in any manner that adversely affects any rights given to the Series F Preferred Stock regardless of whether any such action shall be by means of amendment to our Articles or by merger, consolidation or otherwise.

Conversion at the Option of the Holder. Upon receipt of Nasdaq Stockholder Approval (if such approval is obtained), the Series F Preferred Stock will become convertible into common stock at any time at the option of the holder at the Initial Conversion Price, subject to adjustments as set forth in the Certificate of Designation and described below (the “Conversion Price”). In the event that on each of (i) the trading day immediately following the receipt of Nasdaq Stockholder Approval (the “Initial Reset Date”), (ii) the date that is 60 days after the Initial Reset Date (or if such date is not a trading day, the next succeeding trading day) (the “Second Reset Date”) and (iii) the date that is 60 days after the Second Reset Date (or if such date is not a trading day, the next succeeding trading date), the arithmetic average of the daily VWAP for each of the three trading days immediately preceding and ending on the trading day immediately preceding each such date is less than the then-effective Conversion Price, the Conversion Price will be reset to such lower price. However, in no event shall the Conversion Price be reset below the Floor Conversion Price calculated in accordance with Nasdaq Listing Rules, irrespective of receipt of Nasdaq Stockholder Approval.

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Mandatory Conversion at the Option of the Company. If, at any time following receipt of Nasdaq Stockholder Approval, the average price of our common stock exceeds 200% of the then-effective Conversion Price, we may require that the holders of the Series F Preferred Stock convert all or a portion of their outstanding shares of Series F Preferred Stock into common stock at the then-effective Conversion Price, provided that, the Common Stock Liquidity Conditions (as defined and set forth in the Certificate of Designation) have been satisfied (or waived in writing by the holder).

Redemption Rights. In connection with the occurrence of certain Fundamental Transactions (as defined below) of the Company or a Trading Failure (as defined in the Certificate of Designation), the holders of Series F Preferred Stock will have the right to redeem their shares of Series F Preferred Stock for cash, in an amount equal to the higher of (x) the then-current Stated Value and (y)(i) in the case of a Fundamental Transaction, the value of the Series F Preferred Stock that would have been received if such Series F Preferred Stock was converted into common stock immediately prior to the consummation of such Fundamental Transaction, or (ii) in the case of a Trading Failure, the value of the Series F Preferred Stock, as determined on an-converted to common stock basis, based on the lowest Conversion Price in effect during the period beginning on the date immediately preceding the Trading Failure and ending on the date the holder delivers a redemption notice. Additionally, at any time between December 31, 2024 and January 10, 2025, the holders of Series F Preferred Stock will have the right to redeem their shares of Series F Preferred Stock for the then-current Stated Value.

Fundamental Transaction. If, at any time while the Series F Preferred Stock is outstanding, (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another Person, (ii) we, directly or indirectly, effect any sale, lease, license, assignment, transfer, conveyance or other disposition of a business unit in excess of 20% of our revenues or of all or substantially all of our and our subsidiaries’ assets, taken as a whole, in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of our common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of our outstanding common stock, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person, whereby such other Person acquires more than 50% of the outstanding shares of our common stock, each, a “Fundamental Transaction”), then after receipt of notice of such Fundamental Transaction in accordance with the Certificate of Designation, each holder shall inform us in writing of its election to either (A) convert all, but not less than all, of its shares of Series F Preferred Stock into shares of our common stock at the Conversion Price contingent upon the consummation of such Fundamental Transaction, or (B) upon any subsequent conversion of the Series F Preferred Stock, receive, for each such conversion share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of securities of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of our common stock for which the holder’s Series F Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitations on conversion of the Series F Preferred Stock set forth in the Certificate of Designation). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of common stock in such Fundamental Transaction, and we shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of our common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each holder of Series F Preferred Stock shall be given the same choice as to the Alternate Consideration it receives following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration.

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Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series F Preferred Stock. As to any fraction of a share which the holders would otherwise be entitled to purchase upon such conversion, we shall at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional shares, nothing shall prevent any holder from converting fractional shares of Series F Preferred Stock.

Shares Issuable Upon Conversion

Set forth below is a table summarizing the issued and outstanding Series F Preferred Stock, as well as the range of the number of shares of common stock that are potentially issuable upon conversion of the Series F Preferred Stock:

	Shares Outstanding	Minimum number of shares of common stock issuable upon conversion(1)	Number of shares of common stock issuable upon conversion at most recent closing price(2)	Number of shares of common stock issuable upon conversion at the Minimum Price(3)	Maximum number of shares of common stock issuable upon conversion(4)
Series F Preferred Stock	53,191	7,598,714	6,494,627	13,088,980	69,621,727

(1)	Assumes conversion at the Initial Conversion Price of $7.00 per share.
(2)	Assumes conversion at an assumed price of $8.19 per share, the closing price of our common stock on September 27, 2024.
(3)	Assumes conversion at the Minimum Price of $4.0638 per share.
(4)	Assumes conversion at the Floor Conversion Price of $0.764 per share.

Why We Are Seeking Stockholder Approval

Our common stock is listed on The Nasdaq Global Select Market, and as a result, we are subject to Nasdaq Listing Rules, including Nasdaq Listing Rule 5635. Under the Series F Purchase Agreement, we are obligated to seek approval from our stockholders for the issuance of shares of common stock in connection with the conversion of the Series F Preferred Stock and as a condition thereto. This proposal is intended to satisfy our obligation under the Series F Purchase Agreement. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as it relates to the issuance of common stock upon conversion of the Series F Preferred Stock.

Nasdaq Listing Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Nasdaq closing price immediately preceding the signing of the binding agreement, or (ii) the average of the Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement ((i) and (ii) collectively, the “Minimum Price”). Neither the issuance and sale of the Series F Preferred Stock by us to YA in the Series F Offering nor the conversion of the Series F Preferred Stock into our common stock pursuant to the terms of the Certificate of Designation constitutes a public offering. If the conversion of the shares of Series F Preferred Stock is completed, the total number of shares of our common stock issuance upon such conversion may be equal to 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance upon such conversion depending on the Conversion Price then in effect. In addition, since the Conversion Price then in effect is subject to the reset provisions set forth in the Certificate of Designation and summarized above, such Conversion Price may be below the Minimum Price. As such, stockholder approval pursuant to Nasdaq Listing Rule 5635(d) is required prior to the conversion of the Series F Preferred Stock.

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Beneficial Ownership Limitations

Assuming that this proposal is approved, the Series F Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent YA from converting its shares of Series F Preferred Stock if, as a result of such conversion, it would beneficially own a number of shares above its applicable conversion blocker (which shall initially be set at 4.99% and may be adjusted at the discretion of the holder, who may increase or decrease such blocker from time to time to any other percentage upon notice of such increase or decrease to us as set forth in the Certificate of Designation; provided, that (i) any such increase in the beneficial ownership limitation will not be effective until the sixty-first (61st) day after such notice is delivered to us and (ii) any such increase or decrease will apply only to such holder together with such holder’s affiliates, and any Persons acting as a group together with such holder or any of such holder’s affiliates).

Potential Effects of Approval of this Proposal

If this proposal is approved, the issuance of shares of our common stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. In addition, the sale into the public market of the shares of our common stock underlying the Series F Preferred Stock could materially and adversely affect the market price of our common stock.

In addition, once this proposal is approved and the Series F Preferred Stock becomes convertible, the holders of the Series F Preferred Stock will have the ability to vote together with the holders of our common stock on an as-converted to common stock basis (using the then effective Conversion Price subject to a cap on the maximum voting power as required under the Nasdaq Listing Rules and summarized above). As described above, in connection with the Series F Offering, YA, the holder of all of the Series F Preferred Stock, granted an Irrevocable Proxy, in favor of and for the benefit of the Company, for as long as the Series F Preferred Stock remains outstanding, to vote all of its shares of the Series F Preferred Stock on all matters on which the Series F Preferred Stock is entitled to vote, in accordance with the recommendation of the Board. Furthermore, collectively, our directors and executive officers as a group beneficially own approximately 11.8% of our outstanding common stock. In addition to the dilutive effect on the voting power and value of our common stock, the foregoing structure of our capital stock and the existence of, and voting rights associated with, our Series F Preferred Stock could result in our management having significant influence over all matters requiring shareholder approval, including the election of our directors and approval of significant corporate transactions. The interests of our Board and executive officers may differ from the interests of our other stockholders. For example, this concentration of ownership and voting power in our management may have the effect of delaying or preventing a change in control of us that may be otherwise viewed as beneficial by our stockholders other than management, as well as making the removal of our management more difficult.

Potential Effects of Non-Approval of this Proposal

In connection with the Series F Offering, we issued Series F Preferred Stock to YA. We are obligated under the Series F Purchase Agreement to seek stockholder approval for the conversion of the Series F Preferred Stock into shares of our common stock. If our stockholders do not approve this proposal, the Series F Preferred Stock will remain non-convertible and will only be redeemable by us for cash at the Stated Value. As a result, even though the Time-Based Redemption Right is available to the holders of the Series F Preferred Stock regardless of whether or not we receive stockholder approval of this proposal, the holders of the Series F Preferred Stock would be more likely to exercise this right if they are unable to convert the shares of the Series F Preferred Stock into shares of our common stock, which may result in significant cash obligations of the Company. Our satisfaction of any such potential cash obligations could materially impair our working capital, our ability to conserve cash and divert resources away from funding our business operations, which could negatively impact our prospects, financial condition and results of operations. In addition, if our stockholders do not approve this proposal and the holder exercises their Time-Based Redemption Right, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If our stockholders do not approve this proposal, we are required, pursuant to the terms of the Series F Purchase Agreement, to cause an additional shareholder meeting to be held within ninety (90) days from the date of the Annual Meeting to seek approval of this proposal. As such, our failure to obtain stockholder approval of this proposal may also require us to incur the costs of holding one additional stockholder meeting to receive such approval.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, of the potential issuance of shares of our common stock issuable upon conversion of our Series F Preferred Stock requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR THE PURPOSE OF COMPLYING WITH THE APPLICABLE PROVISIONS OF THE NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF OUR SERIES F PREFERRED STOCK.

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PROPOSAL 6

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE THEREUNDER

Our Board believes that it is in the best interests of the Company and our stockholders to amend the Articles to increase the number of authorized shares of common stock and preferred stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to the Articles (the “Certificate of Amendment”), to increase the number of shares of (i) common stock authorized for issuance thereunder to 400,000,000 shares, each share of common stock having a par value of $0.001 and (ii) preferred stock authorized for issuance thereunder to 10,000,000 shares.

As of the date of this Proxy Statement, we were authorized under our Articles of Incorporation to issue up to a total of 305,000,000 shares of capital stock, comprised of 300,000,000 shares of common stock and 5,000,000 shares of preferred stock. The form of the amendment is set forth as Appendix B to this Proxy Statement (subject to any changes required by applicable law).

As of the Record Date, there were 214,511,446 shares of our common stock outstanding and:

●	14,883,085 shares of common stock reserved for future issuance under the 2022 Incentive Plan, as amended;
●	652,964 shares of common stock reserved for future issuance under the 2022 Non-Employee Director Stock Plan, as amended;
●	204,168 shares of common stock reserved for issuance under restricted stock unit awards to certain consultants;
●	5,032,802 shares of common stock held in treasury;
●	12,265,366 shares of common stock reserved for issuance upon exercise of outstanding warrants;
●	9,769,640 shares of common stock reserved for issuance upon the conversion of the YA Notes;
●	24,471,329 shares of common stock reserved for issuance under the SEPA;
●	7,598,714 shares of common stock reserved for issuance upon the maximum conversion of the Series F Preferred Stock;
●	25,889,470 shares of common stock reserved for issuance upon the maximum redemption of the Series E-1 Preferred Stock; and
●	Up to 13,199,023 shares of our common stock to be issued if and when sold pursuant to the Sales Agreement with B. Riley Securities, Inc., BTIG, LLC, Lake Street Capital Markets, LLC, Northland Securities, Inc. and Roth Capital Partners, LLC (assuming a public offering price of $8.19 per share, which was the closing price of our common stock on Nasdaq on September 27, 2024). The actual number of shares issued will vary depending on the prices at which the shares of common stock are sold from time.

The additional shares of common stock to be authorized by adoption of the Certificate of Amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the Certificate of Amendment is adopted, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada.

As of the date hereof, (i) 70,000 shares of preferred stock have been designated as Series A Preferred Stock, of which no shares are outstanding; (ii) 50,000 shares of preferred stock have been designated as Series B, of which no shares are outstanding; (iii) 660,000 shares of preferred stock have been designated as Series C Preferred Stock, of which no shares are outstanding; (iv) 1,380,000 shares of preferred stock have been designated as Series D Preferred Stock, of which no shares are outstanding; (v) 2,000,000 shares of preferred stock have been designated as Series E Preferred Stock, of which 301,673 shares are outstanding; and (vi) 53,191 shares of preferred stock have been designated as Series F Preferred Stock, of which 53,191 shares are outstanding. Accordingly, only 786,809 shares of preferred stock remain available for issuance.

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The additional shares of preferred stock to be authorized by adoption of the Certificate of Amendment will not result in any dilution to current shareholders unless and until the Company issues such additional shares in the future. The authorization of blank check preferred stock, as is proposed in the Certificate of Amendment, would permit our Board to create and issue preferred stock from time to time in one or more series. Subject to the Articles, and the limitations prescribed by law or by the rules of the Nasdaq or other applicable rules or regulations, the Board would be expressly authorized, in its discretion, to adopt resolutions to issue preferred shares, to fix the number of preferred shares in any series and the designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including without limitation, dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the shareholders.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix B.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility for the potential use of shares of common stock or preferred stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock and preferred stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock, preferred stock or securities that are convertible into common stock or preferred stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock, preferred stock or securities that are convertible into common stock or preferred stock for other outstanding securities; (v) providing equity incentives pursuant to our equity incentive plans, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock and preferred stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock and preferred stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock or preferred stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our equity incentive plans, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock and preferred stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock, preferred stock or securities exercisable for or convertible into shares of common stock or preferred stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

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Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock, as determined by the Board at the time of issuance, the holders of shares of preferred stock may be entitled to preferential dividends, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock or other securities, and voting rights which would dilute or otherwise adversely affect the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights including, for example, the right to separately elect members of the Board, even representing a majority of the Board. In addition, the terms of any series could provide for the special and separate approval of the holders of such shares of preferred stock, voting separately as a class or as a series, for the taking of certain corporate actions, such as mergers, other significant transactions or the issuance of shares of common stock or other securities.

Additionally, the issuance of authorized but unissued shares of common stock or preferred stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock or preferred stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, preferred stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock or preferred stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock, preferred stock or securities convertible into common stock or preferred stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles to increase the number of shares of (i) common stock authorized for issuance thereunder to 400,000,000 shares and (ii) preferred stock authorized for issuance thereunder to 10,000,000.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the amendment to the Articles to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder, requires a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” this proposal if such proposal is deemed “non-routine”. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE THEREUNDER.

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PROPOSAL 7

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any of the foregoing proposals are insufficient to approve such proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of such proposals. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in our proxy statement and form of proxy for our 2025 Annual Meeting of Stockholders, must be received by the Company no later than June 23, 2025, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than August 22, 2025, and no earlier than July 23, 2025, provided, however, in the event the date of the 2025 Annual Meeting of Stockholders is more than 25 days prior to or more than 25 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2025 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2025 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary, no later than September 21, 2025. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

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ANNUAL REPORT

A copy of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC is enclosed herewith. Additional copies of our Annual Report on Form 10-K may be obtained without charge by writing to Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary. Exhibits to our Annual Report on Form 10-K will be mailed upon request therefor by a holder or a beneficial owner of our common stock on September 27, 2024, accompanied by a payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended May 31, 2024, and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219 or by phone at (214) 427-1704. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Wes Cummins
Chief Executive Officer and Chairman of the Board of Directors

Dallas, TX

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APPENDIX A

APPLIED DIGITAL CORPORATION

2024 Omnibus Equity Incentive Plan

1.	Establishment and Purpose

1.1 The purpose of the Applied Digital Corporation 2024 Omnibus Equity Incentive Plan (as amended, restated or otherwise modified from time to time, the “Plan”), is to provide a means whereby eligible employees, officers, non-employee directors and other service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2.	Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Stock Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

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2.6 “Cause” means a Participant’s (i) indictment for or conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime involving dishonesty or moral turpitude or that causes the Company or its Affiliates disgrace or disrepute, or adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company or its Affiliates have with their respective customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, misappropriation, theft or dishonesty (A) in the course of Awardee’s employment or other service or (B) otherwise which is injurious to the Company or any of its Affiliates; (iii) failure to perform at a level of effort or results commensurate with such Participant’s role or responsibilities; (iv) refusal to perform any obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability); (v) breach of any agreement with or duty owed to the Company or any of its Affiliates; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; (vii) any breach of any policy of the Company or its Affiliates or any action that the Board, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute; (viii) repeatedly (i.e., on more than one occasion) being under the influence of drugs or alcohol (other than over-the-counter or prescription medicine or other medically-related drugs to the extent they are taken in accordance with their directions or under the supervision of a physician) which interferes with the performance of a Participant’s duties to the Company or any of its Affiliates, or, while under the influence of such drugs or alcohol, engaging in inappropriate conduct during the performance of a Participant’s duties to the Company or any of its Affiliates; or (ix) engaging in any act or discrimination or harassment or any unwelcome sexual advances, requests for sexual favors, and other verbal or physical conduct of a sexual nature. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur, in a single transaction or in a series of related transactions:

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or

(ii) The consummation of any (a) merger, consolidation, acquisition, reorganization, statutory share exchange or other business combination in which either the Company or any of its subsidiaries is a party, (b) sale or other disposition of all or substantially all of the Company’s assets, in one or a series of related transactions, or (c) a combination of the foregoing transactions (each, a “Transaction”), other than a Transaction (A) involving only the Company and one or more of its now or hereafter existing subsidiaries, (B) immediately following which the shareholders of the Company immediately prior to the Transaction continue to hold a majority of the voting power in the resulting or surviving entity, or (C) following which the Incumbent Directors at the time of the execution of the initial agreement or other action of the Board providing for such Transaction continue to constitute a majority of the directors of the resulting or surviving entity; or

(iii) Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (i) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (ii) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

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2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.001 per share.

2.11 “Company” means Applied Digital Corporation, a Nevada corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any Person who is an employee, officer, director, consultant, advisor or other service provider of the Company or any Subsidiary, or any Person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that by its terms does not qualify, or is not intended to qualify, as an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.26 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.27 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Stock Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” has the meaning given to such term in Section 1 hereof.

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2.32 “Reporting Person” means an officer, director or greater than ten (10) percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.	Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided, no such action shall materially and adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent (for purposes of the foregoing, any action that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option shall not be considered to have adversely affected a Participant’s rights). Notwithstanding anything herein or in any Award Agreement to the contrary, the Committee shall retain the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any Performance Goals, either on a formula or discretionary basis or any combination thereof, with respect to an outstanding Award in any respect without the Participant’s consent. The Committee shall also have authority to approve forms of Award Agreement, interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All determinations, interpretations, exercises of authority or other actions made by the Committee or Company under the Plan and any Award Agreement shall be taken or made by the Committee or Company, as applicable, in their sole and absolute discretion, and shall be final and binding on all persons, including, without limitation, the Company and all Participants.

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3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.	Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 10,000,000 shares. In no event will the aggregate number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options exceed 10,000,000.

(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. This Section 4.1(b) shall be construed and interpreted in accordance with the requirements of Section 422 of the Code.

4.2 Outside Director Limitation. Subject to adjustment as provided in Section 4.3, the aggregate Fair Market Value of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $750,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $1,000,000 for the initial year of the Outside Director’s term.

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4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, or any other corporate transaction directly or indirectly affecting the Awards or the Performance Goals or the Company’s financial performance, condition or results of operations, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, including without limitation, any Performance Goals, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. The Committee shall also make appropriate adjustments in the terms of any Awards to reflect or relate to such changes and to modify any other terms of outstanding Awards, such as modifying performance goals and changing the length of any performance period without Participant consent. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

Notwithstanding the foregoing, to the extent of any conflict between this Section 4.3 and the terms of any Award Agreement, this Section 4.3 shall control, unless such Award Agreement specifically references that it controls over this Section 4.3.

5.	Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6.	Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated by the Committee as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

6.3 Vesting of Stock Options. The Committee shall prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable in an Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may accelerate the vesting or exercisability of any Stock Option at any time. The Committee may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

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6.4 Term of Stock Options. The Committee shall prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates for any reason other than Cause is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may permit and/or (v) by such other method as may be approved by the Committee. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock or Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

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6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, immediately following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.	Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable in an Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

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7.4 Term of Stock Appreciation Rights. The Committee shall prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock or Common Stock certificates in an appropriate amount.

8.	Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

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8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee and in compliance with Applicable Law including Section 409A of the Code.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, as determined by the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two-and-a-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock or Common Stock certificates in an appropriate amount.

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10.	Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and conditions as the Committee shall specify in a Participant’s Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee. Any shares of Common Stock issued to a Participant under this Section 10.1 may be subject to any restrictions deemed appropriate by the Committee.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be issued to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may reduce the number of Performance Shares that may vest upon achievement of Performance Goals, modify any Performance Goals in a manner the Committee deems appropriate, or waive any performance or vesting conditions relating to a Performance Share Award.

11. Performance Stock Units

11.1 Grant of Performance Stock Units. Performance Stock Units may be granted to any Eligible Person selected by the Committee. A Performance Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall specify in a Participant’s Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan.

11.2 Value of Performance Stock Units. Each Performance Stock Unit shall have an initial notional value equal to a dollar amount determined by the Committee. The Committee shall set performance goals that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Stock Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Stock Units. After the applicable time period has ended, the number of Performance Stock Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may reduce the number of Performance Stock Units that may vest upon achievement of Performance Goals, modify any Performance Goals in a manner the Committee deems appropriate, or waive any performance or vesting conditions relating to a Performance Stock Unit Award.

11.4 Form and Timing of Payment of Performance Stock Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Stock Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Stock Units shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Stock Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Stock Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock or Common Stock certificates in an appropriate amount.

12.	Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

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12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined by the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain. The Committee shall have the power to adjust, modify, increase, decrease or otherwise change any of the foregoing determinations from time to time.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee. The Committee may reduce the size of any Incentive Bonus Award that the Participant may vest in upon achievement of Performance Goals, modify any Performance Goals in a manner the Committee deems appropriate, or waive any performance or vesting conditions relating to an Incentive Bonus Award.

13.	Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine and specify in a Participant’s Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine and specify in a Participant’s Award Agreement or as otherwise may be adjusted from time to time, including by way of adjustment contemplated by this Plan.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. If the Committee exercises discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

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14.	Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination, suspension, adjustment or other modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Stock Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control or that the Committee otherwise deems appropriate, necessary, advisable or convenient in order to further the intent and purposes of such Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems appropriate, necessary, advisable or convenient. In taking any of the actions permitted under this Section 14, the Committee will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

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15.	General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee and to the extent applicable, setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). Notwithstanding anything to the contrary contained herein or in any Award Agreement, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company, as in effect from time to time, or as is otherwise required by Applicable Law.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

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(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

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15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan; provided, that, these substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options that are intended to qualify as Incentive Stock Options shall be counted against the number of shares of Common Stock set forth in Section 4.1(a) that may granted as Incentive Stock Options.

16.	Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

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16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of Applicable Law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

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16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Texas, without reference to the principles of conflicts of laws, and to applicable Federal securities laws. This Agreement to arbitrate is entered into in accordance with the Federal Arbitration Act. Any controversy or claim arising out of or relating to (i) a Participant’s employment with the Company or a Subsidiary or Affiliate and/or (ii) the Plan, or the breach thereof, shall be settled by arbitration administered by JAMS in accordance with its Employment Arbitration Rules before a single arbitrator in Dallas, Texas, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company and the Participant will each be responsible for their own attorneys’ fees and expenses incurred in connection with any such arbitration. The decision arrived at by the arbitrator shall be binding upon all parties to the arbitration and no appeal shall lie therefrom, except as provided by the Federal Arbitration Act. These arbitration procedures are intended to be the exclusive method of resolving any claim or dispute arising out of or related to this Plan, including the applicability of this Section; provided, however, that any party seeking injunctive relief in connection with a breach or anticipated breach of the Plan will do so in a state or federal court of competent jurisdiction within Dallas, Texas. Neither an application for temporary emergency relief, nor a court’s consideration of granting such relief shall (i) constitute a waiver of the right to pursue arbitration under this provision or (ii) delay the appointment of the arbitrator(s) or the progress of arbitration proceedings. Each Participant knowingly, voluntarily and expressly waives any and all rights to initiate, participate in, or receive money or any other form of relief from any class, collective or representative proceeding and agrees each arbitration proceeding shall proceed on an individualized basis.

16.10 Reduction of Excess Parachute Payments. Except as may be provided in an employment or severance compensation or other service agreement between the Company and the Participant, if, in connection with a Change in Control, a Participant’s payment of any Awards will cause the Participant to be liable for federal excise tax under Section 4999 of the Code levied on certain “excess parachute payments” as defined in Section 280G of the Code (“Excise Tax”), then the payments made pursuant to the Awards shall be reduced (or repaid to the Company, if previously paid or provided) as provided below:

(a) If the payments due upon a Change in Control under this Plan and any other agreement between a Participant and the Company, exceed 2.99 times the Participant’s “base amount,” as defined in Section 280G of the Code, a reduced payment amount shall be calculated by reducing the payments to the minimum extent necessary so that no portion of any payment, as so reduced or repaid, constitutes an excess parachute payment.

(b) Whether payments are to be reduced pursuant to this Section 16.10, and to the extent to which they are to be so reduced, will be determined solely by the Company and the Company will notify the Participant in writing of its determination.

(c) In no event shall a Participant be entitled to receive any kind of gross-up payment or Excise Tax reimbursement from the Company.

17.	Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one (1) year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) except as expressly permitted pursuant to Sections 3.2, 4.3, 10.3, 11.3 12.3, and 14.1, no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, provided that no modification or amendment of any Incentive Stock Option shall require a Participant’s consent as a result of such modification or amendment causing such Incentive Stock Option (i) to become a Nonqualified Stock Option or (ii) to be considered granted as of the date of such modification or amendment pursuant to Section 424 of the Code and Treasury Regulations Section 1.424-1(e), (b) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: October 8, 2024

INITIAL STOCKHOLDER APPROVAL: _________________, 2024

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APPENDIX B

APPLIED DIGITAL CORPORATION

ATTACHMENT TO

CERTIFICATE OF AMENDMENT

Article THIRD of the Second Amended and Restated Articles of Incorporation of Applied Digital Corporation, as amended, is amended in its entirety to read as follows:

The total number of shares of capital stock which this corporation shall have the authority to issue is four hundred ten million (410,000,000) with a par value of $0.001 per share amounting to $410,000. Four hundred million (400,000,000) of those shares are Common Stock and ten million (10,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of Preferred Stock shall have no right to vote such shares, except (i) as determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of Article FOURTH of these Second Amended and Restated Articles of Incorporation, as amended, or (ii) as otherwise provided by the Nevada General Corporation Law, as amended from time to time.

*              *              *

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APPLIED DIGITAL

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Withhold
1a. Wes Cummins	☐	☐
1b. Ella Benson	☐	☐
1c. Chuck Hastings	☐	☐
1d. Rachel Lee	☐	☐
1e. Douglas Miller	☐	☐
1f. Richard Nottenburg	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 7.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000652410_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com

APPLIED DIGITAL CORPORATION
Annual Meeting of Stockholders
November 20, 2024 12:00 PM Eastern Standard Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Wesley Cummins and David Rench, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as provided on the reverse side of this ballot, all of the shares of Applied Digital Corporation Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held November 20, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6 AND "FOR" PROPOSAL 7 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000652410_2 R1.0.0.6